                                                                      WILMINGTON
                                                                           FUNDS

FIXED INCOME PORTFOLIOS

-    SHORT/INTERMEDIATE BOND

-    INTERMEDIATE BOND

-    MUNICIPAL BOND


                                     ANNUAL
                                  June 30, 2001

                                    TRUSTEES
                                Robert H. Arnold
                                  Eric Brucker
                               Robert J. Christian
                              Nicholas A. Giordano
                                 Louis Klein Jr.
                              Clement C. Moore, II
                                John J. Quindlen
                               William P. Richards
                               -------------------

                                    OFFICERS
                         Robert J. Christian, PRESIDENT
                           Eric Cheung, VICE PRESIDENT
                      Joseph M. Fahey, Jr., VICE PRESIDENT
                          John R. Giles, VICE PRESIDENT
                           Fred Filoon, VICE PRESIDENT
                             Pat Colletti, TREASURER
                             -----------------------

                               INVESTMENT ADVISER
                      Rodney Square Management Corporation
                               Rodney Square North
                            1100 North Market Street
                              Wilmington, DE 19890
                              --------------------

                                    CUSTODIAN
                            Wilmington Trust Company
                               Rodney Square North
                            1100 North Market Street
                              Wilmington, DE 19890
                              --------------------

                                   DISTRIBUTOR
                             PFPC Distributors, Inc.
                               3200 Horizon Drive
                            King of Prussia, PA 19406
                            -------------------------

                                 ADMINISTRATOR,
                               TRANSFER AGENT AND
                                ACCOUNTING AGENT
                                    PFPC Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                              --------------------

THIS ANNUAL REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED A CURRENT PROSPECTUS OF THE WILMINGTON FIXED INCOME PORTFOLIOS.

WFIP-ANN-06/01

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
-------------------------------------------
   PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

     Despite six interest rate cuts since the beginning of the year, the economy remains in a weak state. Second quarter growth is likely to be near 0% as capital spending and consumer durable spending have weakened considerably. Technology spending is extremely weak. Nevertheless, there are signs that better times are ahead. The National Association of Purchasing Management survey rose from 41.2% in January to 44.7% in June. This index is designed to signal contractions at readings below 50%. So, even this latest, improved level simply suggests that while the worst may be behind us, the manufacturing sector is still weak. Toward the end of the quarter, the Commerce Department reported that factory orders rose a robust 2.5% in May. Even excluding the volatile transportation sector, orders rose 2.3%, the best report in a year.

     Some of the other traditional responses to interest rate cuts have been absent, however. The dollar has not declined, the equity market has not rebounded, and long-term interest rates have not come down. Uncertainty on how sensitive the economy is to changes in interest rates has been an issue since earlier this year. High energy prices and the bursting of the "Tech Bubble" seem to be easily offsetting what should have been a huge positive influence on the economy. Nevertheless, historical evidence suggests that the longer interest rates stay low, the better the chances for a strong economic rebound. With short-term rates now below 4%, it seems reasonable to expect some impact from the Federal Reserve's (the "Fed") policy, but it may take some additional time to pass before it appears.

     An ongoing bright spot in the economy is the inflation rate, despite the rise in energy prices. Inflation has actually improved slightly with the latest statistics as the core Consumer Price Index ("CPI") fell to a 2.5% year-over-year rate in May. Furthermore, energy prices seem to be dropping as West Texas Crude is near $26 per barrel versus $32 per barrel one year ago. With substantial worldwide manufacturing capacity and modest labor cost increases, inflation should stay very low over the next 12 - 18 months. We expect the CPI to average in the 2.0% to 2.5% range over this period. Furthermore, the economy will indeed rebound this year in response to interest rate cuts. The quarter just ended should prove to be the low for this economic cycle, with consecutive advances in both the current quarter and the final quarter of this year.

     Over the past year, the fixed income market has been pushed and pulled by a wide assortment of influences. During the third quarter of 2000, signs of a slowing economy began to emerge as a result of high interest rates and high oil prices. The Fed did not continue to raise rates, but hinted at higher rates by keeping an inflationary bias. In the fourth quarter, weak economic data piled up, prompting the Fed to shift its bias. It became clear that the Fed would lower rates in the first quarter of 2001. The Fed surprised just about everyone when it lowered rates on January 3RD by a larger than usual 50 basis points. Continued weak economic data and bad earnings reports kept the Fed busy. It lowered rates a total of 275 basis points during the first half of 2001 and has left the door open for further cuts by reiterating its concern that economic weakness is a greater problem than inflation. The fixed income markets reacted positively, but there was a high degree of volatility as the markets reacted to each new piece of news released. The overall result has been a much steeper yield curve, with securities maturing inside of 5 years receiving most of the benefit.

     We are pleased to report on the investment progress of our Fixed Income Portfolios in more detail in the comments that follow.


MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE

WILMINGTON SHORT/INTERMEDIATE BOND AND WILMINGTON INTERMEDIATE BOND PORTFOLIOS

     The Wilmington Short/Intermediate Bond and Wilmington Intermediate Bond Portfolios (the "Portfolios") are designed to give shareholders broad exposure to the dynamics of the taxable fixed income bond market with a stable flow of income and minimization of risk. This goal may be accomplished by applying a disciplined and systematic investment process to actively manage a core portfolio of investment grade notes and bonds from a wide range of taxable market sectors. The major difference between the Portfolios is the exposure to interest rate risk. The Wilmington Short/Intermediate Bond Portfolio has the lower risk exposure to interest rates and finished the quarter with an effective duration of 3.68 years. The Wilmington Intermediate Bond Portfolio had an effective duration of 5.51 years.

     The Portfolios have performed well during the past year with both posting double-digit returns. The Wilmington Short/Intermediate Bond Portfolio had a total return of 10.21%, which was slightly behind the 11.04% earned by the Lehman Intermediate Government/Credit Index but well ahead of the mean return of funds in the Lipper Short/Intermediate Investment Grade Universe that earned 9.18%. The Wilmington Intermediate Bond Portfolio had a total return of 10.11% which trailed the 11.14% earned by the Lehman Government/Credit Index, and was close to the mean return of funds in the Lipper Intermediate Investment Grade Universe that earned 10.17%.

     The Portfolios seek to achieve their objectives through a systematic analytic framework that focuses on yield enhancement, sector selection, yield curve exposure and duration management. The past year presented many challenges in these areas. The Treasury yield curve shifted from an inverted condition with short rates higher than long-term rates to a very steep curve with the 30-year Treasury Bond out-yielding the 2-Year Treasury Note by 152 basis points at the end of June. The corporate bond market experienced considerable spread widening during the last few months of 2000, but then staged a remarkable comeback after the Fed began lowering rates in January.

     On a quarterly basis, the Portfolios had similar performance experiences relative to their benchmarks. The third quarter of 2000 and the second quarter of 2001 were both quite positive. Relative performance dipped modestly during the final quarter of 2000 and during the first part of 2001.

     The Portfolios were positioned to produce a yield premium versus the market by investing in higher-yielding, investment-grade sectors of the market such as asset-backed securities, corporate bonds and mortgage-backed securities. In general this strategy worked well in adding value to both Portfolios' performance.

     Duration management has been less important over the past year than positioning the Portfolios to benefit from yield curve shifts. Long-term rates fell for much of the middle part of 2000 favoring investments in long-term securities. However, when the Fed came in with its aggressive rate cutting approach, this worked against the Portfolios and led to a considerable amount of the under-performance during the fourth quarter of 2000 and first quarter of 2001. These problems were largely corrected by March 2001 and enabled the Portfolios to post a strong final quarter to their fiscal years.

     Credit concerns mounted during the tail end of 2000 and this also had a negative impact. The Portfolios had small positions in corporations that were exposed to asbestos risk and the California energy crisis. To retain the credit integrity, these positions were liquidated causing some additional under-performance.

     The following graph compares the Short/Intermediate Bond Portfolio ("Short Intermediate"), the Merrill Lynch 1-10 Year U.S. Treasury Index ("ML 1-10 Yr.") and the Lehman Intermediate Government/Credit Index ("Lehman Inter. Govt./Credit") for the past ten years ended June 30, 2001.

                       SHORT/INTERMEDIATE BOND PORTFOLIO
      COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*

                                 AVERAGE ANNUAL TOTAL RETURN
                                   1 YEAR         5 YEAR        10 YEAR
Short/Intermediate                  10.2%          6.6%          6.8%
ML 1-10 Yr.                          9.9%          6.9%          7.1%
Lehman Inter. Govt./Credit          11.0%          7.0%          7.3%

[CHART]

                   SHORT/INTERMEDIATE      ML 1-10 YR.        LEHMAN INTER. GOVT./CREDIT
6/30/1991               $10,000              $10,000                 $10,000
6/30/1992               $11,220              $11,279                 $11,316
6/30/1993               $12,316              $12,417                 $12,504
6/30/1994               $12,248              $12,402                 $12,471
6/30/1995               $13,484              $13,616                 $13,765
6/30/1996               $14,068              $14,282                 $14,455
6/30/1997               $15,027              $15,269                 $15,500
6/30/1998               $16,298              $16,559                 $16,825
6/30/1999               $16,859              $17,304                 $17,528
6/30/2000               $17,581              $18,122                 $18,266
6/30/2001               $19,376              $19,916                 $20,283

* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown reflect a hypothetical initial investment of $10,000 with dividends reinvested. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The performance in the above table and graph do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc. See Financial Highlights on page 11.

     The following graph compares the Intermediate Bond Portfolio ("Intermediate") and its predecessor, the Bond Fund (a collective investment fund), with that of the Merrill Lynch U.S. Treasury Master Index ("ML U.S. Treasury") and the Lehman Government/Credit Index ("Lehman Govt./Credit") for the past ten years ended June 30, 2001. The Bond Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Intermediate Bond Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers). The Bond Fund was not a registered investment company under the Investment Act of 1940 (the "1940 Act") and therefore was not subject to the investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Bond Fund had been registered under the 1940 Act, its performance may have been different.


                          INTERMEDIATE BOND PORTFOLIO
      COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*

                           AVERAGE ANNUAL TOTAL RETURN
                      1 YEAR            5 YEAR          10 YEAR
Intermediate           10.1%             6.9%             7.4%
ML U.S. Treasury        9.8%             7.3%             7.8%
Lehman Govt./Credit    11.1%             7.4%             7.9%

[CHART]

             BOND FUND (6/30/91 - 6/28/98)
              INTERMEDIATE BOND PORTFOLIO
                 (6/29/98 - 6/30/01)        ML U.S. TREASURY        LEHMAN GOVT./CREDIT
6/30/1991               $10,000                  $10,000                 $10,000
6/30/1992               $11,404                  $11,368                 $11,417
6/30/1993               $12,877                  $12,841                 $12,918
6/30/1994               $12,565                  $12,669                 $12,729
6/30/1995               $14,124                  $14,197                 $14,353
6/30/1996               $14,627                  $14,830                 $15,022
6/30/1997               $15,667                  $15,920                 $16,186
6/30/1998               $17,372                  $17,722                 $18,013
6/30/1999               $17,733                  $18,263                 $18,498
6/30/2000               $18,570                  $19,242                 $19,292
6/30/2001               $20,447                  $21,120                 $21,439

----------------------
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown reflect a hypothetical initial investment of $10,000 with dividends reinvested. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The performance in the above table and graph do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc. See Financial Highlights on page 12.

WILMINGTON MUNICIPAL BOND PORTFOLIO

     The Wilmington Municipal Bond Portfolio is an intermediate duration, high quality fund designed to produce a high level of income that is exempt from federal income taxes while seeking preservation of capital. The basic investment strategy is to identify and purchase the undervalued sectors of the municipal market. The Portfolio will normally be fully invested with an average maturity in the 5 to 10 year range.

     Over the fiscal year, the municipal market experienced monthly volatility. The overall strategy was to keep duration relatively neutral, but change the composition of the bonds held. Early in the fiscal year, credit spreads began to narrow as investors began reaching for yield. We took advantage of this compression to sell lower quality bonds and purchase higher quality issues with little give up in yield. Higher quality bonds will hold their value better than lower quality bonds when interest rates move higher. The positive sentiment in the municipal market began to wane in early September. Municipals had rallied too quickly, and subsequently, the market lost buyers. We viewed this backup in yields as an opportunity to use cash that we accumulated to purchase high quality, high coupon bonds with good call protection in the 12 to 17 year range. This strategy placed a heavier emphasis on the portfolio's coupon return. As evidence of a slowing economy became apparent in the fourth quarter, we began to sell bonds that were trading just below par. We used these proceeds along with funds from maturities and calls to purchase discount bonds and noncallable bonds. Discount and noncallable bonds should outperform bonds trading at par in a declining interest rate environment.

     In 2001, as the Fed began to lower rates, the yield curve steepened with maturities inside 5-years receiving almost all the benefit. Over the first half of 2001, yields on 1-year paper decreased 128 basis points to 2.57%, yields on 10-year paper were unchanged at 4.40%, and yields on 20-year paper decreased 13 basis points to 4.90%. The last time the municipal yield curve was this steep was back in 1994. During the 1st quarter, certain bonds in the 6 to 10-year range, which had performed well, were sold, and bonds in the 2 to 3-year range and in the 12 to 15-year range were purchased. We felt that the very short end of the yield curve would continue to outperform, as the Fed would most likely lower rates. The intermediate range had not participated in the rally and we believe it would either do so if yields continued to move down, or would not back up as much as the 6 to 10-year range if the yields move up and the curve flattens. With these swaps and with purchases from cash inflows, we increased coupon, call protection and credit quality, but modestly decreased duration versus the index.

     On June 30, 2001, the Portfolio had an average effective maturity of 7.3 years, duration of 5.6 years, and an average coupon of 5.5%, versus the target Merrill Lynch Intermediate Municipal Index of 7.5 years, 5.9 years and 5.4%, respectively.

     The other story in the municipal market was new issue supply, which was up 44% for the first 6 months of 2001 versus the same period last year. During this same time period, though, issuance of New York paper was up only 18%.

     Creditwise, the biggest news story was and continues to be the utility crisis in California. All California bonds have suffered to some degree, but uninsured California general obligation bonds and California appropriated debt has suffered the most. The Portfolio had no exposure to any of these names.

     The Portfolio's performance of 7.94% for the fiscal year ending June 30, 2001, lagged the Merrill Lynch Intermediate Municipal Index return of 9.60% and also fell short of the Lipper Intermediate Municipal Universe which had a return of 8.48%. Looking back on this fiscal year, the best performing portfolios consisted of exposure to bonds with maturities inside of 10 years and New York paper. The composition of bonds versus the index hurt the Portfolio's performance. The Portfolio had a lower percentage of bonds in the 1 to 10-year range and a lower percentage of New York paper. Finally, performance was impeded by the poor performance of the high yield/non-rated sector of which the Portfolio holds 7.7%.

     Looking forward, we expect the municipal market to face some difficulties. The new issue supply calendar remains very heavy at a time when demand begins to wane. In addition, if the economy begins to stabilize and/or improve, all fixed income markets will be in for a rough ride as interest rates rise. The difficulty will be the timing of the economy's recovery. With the Portfolio positioned a bit more defensively, a shorter duration and a higher average coupon, it should be able to weather the storm.

     The following graph illustrates the performance of the Municipal Bond Portfolio and the Merrill Lynch Intermediate Municipal Index ("ML Muni Index"), since the Portfolio's commencement of operations on November 1, 1993.

                            MUNICIPAL BOND PORTFOLIO
      COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT*

                               AVERAGE ANNUAL TOTAL RETURN
                            1 YEAR         5 YEAR    INCEPTION
Municipal Bond Portfolio     7.9%           5.3%       4.8%
ML Muni Index                9.6%           6.2%       5.5%

[CHART]

               MUNICIPAL
             BOND PORTFOLIO  ML MUNI INDEX
11/1/1993       $10,000        $10,000
6/30/1994        $9,745         $9,754
6/30/1995       $10,321        $10,589
6/30/1996       $11,067        $11,185
6/30/1997       $11,773        $11,970
6/30/1998       $12,543        $12,839
6/30/1999       $12,818        $13,187
6/30/2000       $13,254        $13,769
6/30/2001       $14,306        $15,091

--------------------
* Past performance is not necessarily indicative of future results. An investment in the Portfolio is neither insured nor guaranteed by Wilmington Trust Company or any other banking institution, the U.S. Government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The values shown reflect a hypothetical initial investment of $10,000 with dividends reinvested. Total return would have been lower had certain fees and expenses not been voluntarily waived and/or reimbursed. The performance in the above table and graph do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares. Please read the prospectus carefully before investing. Distributed by PFPC Distributors, Inc. See Financial Highlights on page 13.

     We invite your comments and questions and thank you for your investment in the Wilmington Fixed Income Portfolios. We look forward to reviewing our investment outlook and strategy with you in our next report to shareholders.



                                                    Sincerely,

                                                    /s/ Robert J. Christian

                                                    Robert J. Christian
August 21, 2001                                     President

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
-------------------------------------------
   FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2001

                                                                         SHORT/
                                                                      INTERMEDIATE   INTERMEDIATE      MUNICIPAL
                                                                     BOND PORTFOLIO BOND PORTFOLIO  BOND PORTFOLIO
ASSETS:
Investment in Series, at value                                        $140,711,278    $108,845,259    $22,831,187
Receivable for Portfolio shares sold                                       112,640          23,907             --
Receivable for investment in Series withdrawn                              137,595          44,228             --
Receivable from adviser                                                         --              --          9,651
Other assets                                                                 1,760          26,029          3,271
                                                                      ------------    ------------    -----------
Total assets                                                           140,963,273     108,939,423     22,844,109
                                                                      ------------    ------------    -----------
LIABILITIES:
Dividends payable                                                          653,731         507,345         78,942
Payable for Portfolio shares redeemed                                      137,595          44,228             --
Payable for investment in Series                                           112,640          23,907             --
Accrued expenses                                                            29,646          32,830          6,427
                                                                      ------------    ------------    -----------
Total liabilities                                                          933,612         608,310         85,369
                                                                      ------------    ------------    -----------
NET ASSETS                                                            $140,029,661    $108,331,113    $22,758,740
                                                                      ============    ============    ===========
NET ASSETS CONSIST OF:
Paid-in capital                                                       $139,309,810    $106,617,179    $22,414,758
Accumulated net realized gain (loss) on investments                       (778,711)       (342,927)        21,051
Net unrealized appreciation (depreciation) of investments                1,498,562       2,056,861        322,931
                                                                      ------------    ------------    -----------
NET ASSETS                                                            $140,029,661    $108,331,113    $22,758,740
                                                                      ============    ============    ===========
Shares of beneficial interest outstanding
   ($0.01 par value, unlimited authorized shares):                      13,934,536      11,044,904      1,799,651
                                                                      ============    ============    ===========

NET ASSET VALUE, offering and redemption price per share
   Institutional Shares                                                     $10.05           $9.81         $12.65
                                                                            ======           =====         ======

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS
For the Fiscal Year Ended June 30, 2001

                                                                         SHORT/
                                                                      INTERMEDIATE    INTERMEDIATE     MUNICIPAL
                                                                     BOND PORTFOLIO BOND PORTFOLIO  BOND PORTFOLIO
INVESTMENT INCOME:
   Investment income from Series                                       $ 9,254,474      $6,290,520     $  964,277
   Expenses from Series                                                   (714,634)       (492,012)      (120,595)
                                                                       -----------      ----------     ----------
      Net investment income from Series                                  8,539,840       5,798,508        843,682
                                                                       -----------      ----------     ----------
EXPENSES:
   Administration and accounting fees                                       54,000          54,000         54,000
   Transfer agent fees                                                      44,755          44,652         10,797
   Custody fees                                                                400           3,000          3,800
   Reports to shareholders                                                  30,555          24,928          5,670
   Trustees' fees                                                            6,389           6,389          4,889
   Amortization of organizational expenses                                      --          14,475             --
   Registration fees                                                        16,593          21,953         23,178
   Professional fees                                                           150          10,795         23,487
   Other                                                                     3,877           3,902          1,688
                                                                       -----------      ----------     ----------
      Total expenses before fee waivers and
         expense reimbursements                                            156,719         184,094        127,509
      Expenses reimbursed                                                  (84,213)       (108,377)       (54,420)
      Administration/Accounting fees waived                                     --              --        (54,000)
                                                                       -----------      ----------     ----------
         Total expenses, net                                                72,506          75,717         19,089
                                                                       -----------      ----------     ----------
   Net investment income                                                 8,467,334       5,722,791        824,593
                                                                       -----------      ----------     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments                                        238,036          25,479         94,136
   Net change in unrealized appreciation (depreciation) of investments   5,217,246       3,100,025        460,758
                                                                       -----------      ----------     ----------
   Net gain on investments                                               5,455,282       3,125,504        554,894
                                                                       -----------      ----------     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $13,922,616      $8,848,295     $1,379,487
                                                                       ===========      ==========     ==========

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2001

                                                                         SHORT/
                                                                      INTERMEDIATE   INTERMEDIATE      MUNICIPAL
                                                                     BOND PORTFOLIO BOND PORTFOLIO  BOND PORTFOLIO
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                              $  8,467,334    $  5,722,791    $   824,593
   Net realized gain on investments                                        238,036          25,479         94,136
   Net change in unrealized appreciation (depreciation)
      of investments                                                     5,217,246       3,100,025        460,758
                                                                      ------------    ------------    -----------
Net increase in net assets resulting from operations                    13,922,616       8,848,295      1,379,487
                                                                      ------------    ------------    -----------
Distributions to shareholders:
   From net investment income                                           (8,467,334)     (5,722,791)      (824,593)
   From net realized gain                                                       --         (34,711)            --
                                                                      ------------    ------------    -----------
Total distributions                                                     (8,467,334)     (5,757,502)      (824,593)
                                                                      ------------    ------------    -----------
Portfolio share transactions (a):
   Proceeds from shares sold                                            21,953,535      66,077,078      7,054,173
   Cost of shares issued on reinvestment of distributions                7,380,954       5,364,660        568,525
   Cost of shares redeemed                                             (34,774,706)    (45,511,509)    (1,428,321)
                                                                      ------------    ------------    -----------
Net increase (decrease) in net assets from Portfolio share
   transactions                                                         (5,440,217)     25,930,229      6,194,377
                                                                      ------------    ------------    -----------
Total increase in net assets                                                15,065      29,021,022      6,749,271
NET ASSETS:
   Beginning of year                                                   140,014,596      79,310,091     16,009,469
                                                                      ------------    ------------    -----------
   End of year                                                        $140,029,661    $108,331,113    $22,758,740
                                                                      ============    ============    ===========

(a) TRANSACTIONS IN CAPITAL SHARES WERE:                                 SHARES         SHARES          SHARES
                                                                      ------------    ------------    -----------
   Shares sold                                                           2,191,981       6,743,387        560,577
   Shares issued on reinvestment of distributions                          745,314         552,104         45,447
   Shares redeemed                                                      (3,475,510)     (4,637,479)      (113,727)
                                                                      ------------    ------------    -----------
   Net increase (decrease) in shares                                      (538,215)      2,658,012        492,297
   Shares outstanding-- Beginning of year                               14,472,751       8,386,892      1,307,354
                                                                      ------------    ------------    -----------
   Shares outstanding-- End of year                                     13,934,536      11,044,904      1,799,651
                                                                      ============    ============    ===========

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2000

                                                                      SHORT/
                                                                   INTERMEDIATE     INTERMEDIATE      MUNICIPAL
                                                                  BOND PORTFOLIO+  BOND PORTFOLIO+ BOND PORTFOLIO+
                                                                  ---------------  --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                            $  7,246,034      $ 5,357,832     $   720,131
   Net realized loss on investments                                     (922,085)        (299,103)        (25,738)
   Net change in unrealized appreciation (depreciation)
      of investments                                                    (990,660)        (945,928)       (162,736)
                                                                    ------------      -----------     -----------
Net increase in net assets resulting from operations                   5,333,289        4,112,801         531,657
                                                                    ------------      -----------     -----------
Distributions to shareholders:
   From net investment income                                         (7,246,034)      (5,357,832)       (720,131)
   From net realized gain                                               (321,387)        (218,273)        (93,771)
                                                                    ------------      -----------     -----------
Total distributions                                                   (7,567,421)      (5,576,105)       (813,902)
                                                                    ------------      -----------     -----------
Portfolio share transactions (a):
   Proceeds from shares sold                                          13,368,306       22,094,931       1,410,916
   Net assets from merger (Note 5)                                    52,330,738               --              --
   Cost of shares issued on reinvestment of
      distributions                                                    5,902,595        5,316,492         640,185
   Cost of shares redeemed                                           (18,735,411)     (33,935,254)     (2,371,645)
                                                                    ------------      -----------     -----------
Net increase (decrease) in net assets from Portfolio share
   transactions                                                       52,866,228       (6,523,831)       (320,544)
                                                                    ------------      -----------     -----------
Total increase (decrease) in net assets                               50,632,096       (7,987,135)       (602,789)
NET ASSETS:
   Beginning of year                                                  89,382,500       87,297,226      16,612,258
                                                                    ------------      -----------     -----------
   End of year                                                      $140,014,596      $79,310,091     $16,009,469
                                                                    ============      ===========     ===========

(a) TRANSACTIONS IN CAPITAL SHARES WERE:                               SHARES          SHARES           SHARES
                                                                    ------------      -----------     -----------
   Shares sold                                                         3,113,024        2,328,486         116,635
   Shares issued from merger                                           5,358,114               --              --
   Shares issued on reinvestment of distributions                        475,018          562,705          52,321
   Shares redeemed                                                    (1,428,504)      (3,572,894)       (193,064)
                                                                    ------------      -----------     -----------
   Net increase (decrease) in shares                                   7,517,652         (681,703)        (24,108)
   Shares outstanding-- Beginning of year                              6,955,099        9,068,595       1,331,462
                                                                    ------------      -----------     -----------
   Shares outstanding-- End of year                                   14,472,751        8,386,892       1,307,354
                                                                    ============      ===========     ===========

+ Reflects operating history of predecessor mutual fund (see note 5).

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
-------------------------------------------
   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

                                                                             FOR THE PERIOD
                                                      FOR THE FISCAL YEARS   NOVEMBER 1, 1998    FOR THE FISCAL YEARS
SHORT/INTERMEDIATE BOND PORTFOLIO --                       ENDED JUNE 30,       THROUGH           ENDED OCTOBER 31,
                                                      --------------------                   -------------------------
   INSTITUTIONAL SHARES                                  2001       2000+    JUNE 30, 1999+   1998+    1997+    1996+
                                                      --------    --------   --------------  -------  -------  -------
NET ASSET VALUE -- BEGINNING OF PERIOD                $   9.67    $   9.86      $ 10.27      $ 10.03  $  9.94  $ 10.04
                                                      --------    --------      -------      -------  -------  -------
INVESTMENT OPERATIONS:
   Net investment income                                  0.58        0.52         0.37         0.58     0.59     0.60
   Net realized and unrealized gain (loss)
      on investments                                      0.38       (0.16)       (0.39)        0.24     0.09    (0.10)
                                                      --------    --------      -------      -------  -------  -------
      Total from investment operations                    0.96        0.36        (0.02)        0.82     0.68     0.50
                                                      --------    --------      -------      -------  -------  -------
DISTRIBUTIONS:
   From net investment income                            (0.58)      (0.52)       (0.37)       (0.58)   (0.59)   (0.60)
   From net realized gain                                   --       (0.03)       (0.02)          --       --       --
                                                      --------    --------      -------      -------  -------  -------
      Total distributions                                (0.58)      (0.55)       (0.39)       (0.58)   (0.59)   (0.60)
                                                      --------    --------      -------      -------  -------  -------
NET ASSET VALUE-- END OF PERIOD                       $  10.05    $   9.67      $  9.86      $ 10.27  $ 10.03  $  9.94
                                                      ========    ========      =======      =======  =======  =======
TOTAL RETURN                                             10.21%       4.28%       (0.27)%**     8.40%     7.13%   5.18%

   RATIOS (TO AVERAGE NET ASSETS)/
     SUPPLEMENTAL DATA:(1)
   Expenses:
      Including expense limitations                       0.55%       0.55%        0.55%*       0.59%    0.65%    0.65%
      Excluding expense limitations                       0.61%       0.72%        0.67%*       0.83%    1.12%    1.09%
   Net investment income                                  5.89%       6.35%        5.47%*       5.64%    5.98%    6.07%
Portfolio turnover                                          88%         47%          30%          41%      84%      86%
Net assets at end of period (000 omitted)             $140,030    $140,015      $89,383      $94,597  $31,456  $31,777

*    Annualized.
**   Not annualized.
+ Effective November 1, 1999, the Rodney Square Short/Intermediate Bond Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Short/Intermediate Bond Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio which have been restated to reflect the share conversion ratio applied in the merger.
(1) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I - Short/Intermediate Bond Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

    The accompanying notes are an integral part of the financial statements.

                                                        FOR THE FISCAL YEARS   FOR THE PERIOD       FOR THE PERIOD
                                                            ENDED JUNE 30,    NOVEMBER 1, 1998     JUNE 29, 1998(1)
INTERMEDIATE BOND PORTFOLIO--                            ------------------       THROUGH              THROUGH
   INSTITUTIONAL SHARES                                    2001      2000+     JUNE 30, 1999+     OCTOBER 31, 1998+
                                                         --------   -------    --------------     -----------------
NET ASSET VALUE -- BEGINNING OF PERIOD                   $   9.46   $  9.63        $ 10.19             $ 10.00
                                                         --------   -------        -------             -------
INVESTMENT OPERATIONS:
   Net investment income                                     0.58      0.58           0.38                0.20
   Net realized and unrealized gain (loss)
      on investments                                         0.35     (0.15)         (0.53)               0.19
                                                         --------   -------        -------             -------
      Total from investment operations                       0.93      0.43          (0.15)               0.39
                                                         --------   -------        -------             -------
DISTRIBUTIONS:
   From net investment income                               (0.58)    (0.58)         (0.38)              (0.20)
   From net realized gain                                      --(3)  (0.02)         (0.03)                 --
                                                         --------   -------        -------             -------
      Total distributions                                   (0.58)    (0.60)         (0.41)              (0.20)
                                                         --------   -------        -------             -------
NET ASSET VALUE -- END OF PERIOD                         $   9.81   $  9.46        $  9.63             $ 10.19
                                                         ========   =======        =======             =======
TOTAL RETURN                                                10.11%     4.72%         (1.52)%**            3.89%**
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(2)
   Expenses:
      Including expense limitations                          0.59%     0.55%          0.55%*              0.55%*
      Excluding expense limitations                          0.70%     0.71%          0.67%*              0.66%*
   Net investment income                                     5.96%     6.15%          5.71%*              5.69%*
Portfolio turnover                                             73%       53%            18%                 18%
Net assets at end of period (000 omitted)                $108,331   $79,310        $87,297             $93,002

*    Annualized.
**   Not annualized.
+ Effective November 1, 1999, the Rodney Square Intermediate Bond Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Intermediate Bond Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1)  Commencement of operations.
(2) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I - Intermediate Bond Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.
(3)  Distributions were less than .01 per share.


The accompanying notes are an integral part of the financial statements.

                                                       FOR THE FISCAL YEARS  FOR THE PERIOD       FOR THE FISCAL YEARS
                                                            ENDED JUNE 30,  NOVEMBER 1, 1998        ENDED OCTOBER 31,
MUNICIPAL BOND PORTFOLIO --                             -------------------      THROUGH     --------------------------
   INSTITUTIONAL SHARES                                   2001       2000+    JUNE 30, 1999+   1998+    1997+    1996+
                                                        -------     ------- ---------------- -------  -------  -------
NET ASSET VALUE-- BEGINNING OF PERIOD                   $ 12.25     $ 12.48      $ 12.94      $ 12.74  $ 12.46  $ 12.49
                                                        -------     -------      -------      -------  -------  -------
INVESTMENT OPERATIONS:
   Net investment income                                   0.56        0.56         0.36         0.56     0.55     0.55
   Net realized and unrealized gain (loss)
      on investments                                       0.40       (0.15)       (0.40)        0.20     0.28    (0.03)
                                                        -------     -------      -------      -------  -------  -------
      Total from investment operations                     0.96        0.41        (0.04)        0.76     0.83     0.52
                                                        -------     -------      -------      -------  -------  -------
DISTRIBUTIONS:
   From net investment income                             (0.56)      (0.56)       (0.36)       (0.56)   (0.55)   (0.55)
   From net realized gain                                    --       (0.08)       (0.06)          --       --       --
                                                        -------     -------      -------      -------  -------  -------
      Total distributions                                 (0.56)      (0.64)       (0.42)       (0.56)   (0.55)   (0.55)
                                                        -------     -------      -------      -------  -------  -------
NET ASSET VALUE-- END OF PERIOD                         $ 12.65     $ 12.25      $ 12.48      $ 12.94  $ 12.74  $ 12.46
                                                        =======     =======      =======      =======  =======  =======
TOTAL RETURN                                               7.94%       3.40%       (0.30)%**     6.07%    6.85%    4.24%
RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:(1)
   Expenses:
      Including expense limitations                        0.75%       0.75%        0.75%*       0.75%    0.75%    0.75%
      Excluding expense limitations                        1.39%       1.03%        0.90%*       1.23%    1.52%    1.37%
   Net investment income                                   4.43%       4.59%        4.29%*       4.35%    4.42%    4.41%
Portfolio turnover                                           36%         50%          19%          44%      29%      16%
Net assets at end of period (000 omitted)               $22,759     $16,009      $16,612      $17,579  $17,446  $16,619

*    Annualized.
**   Not annualized.
+ Effective November 1, 1999, the Rodney Square Municipal Bond Portfolio ("Rodney Square Portfolio") was merged into the Wilmington Municipal Bond Portfolio. The financial highlights for periods prior to November 1, 1999 reflect the performance history of the Rodney Square Portfolio.
(1) Effective November 1, 1999, the expense and net investment income ratios include expenses allocated from the WT Investment Trust I - Municipal Bond Series (the "Series") and the portfolio turnover reflects the investment activity of the Series.

    The accompanying notes are an integral part of the financial statements.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
-------------------------------------------
   NOTES TO FINANCIAL STATEMENTS


1. DESCRIPTION OF THE FUND. Wilmington Short/Intermediate Bond Portfolio, Wilmington Intermediate Bond Portfolio, and Wilmington Municipal Bond Portfolio (each a "Portfolio" and collectively the "Portfolios") are series of WT Mutual Fund (the "Fund"). The Fund is registered under the Investment Company Act of 1940 as an open-end investment management company and was organized as a Delaware business trust on June 1, 1994. The Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Portfolios. Information regarding other series of the Fund are contained in separate reports to their shareholders.

     The Portfolios currently offer two classes of shares: Investor Shares and Institutional Shares. As of June 30, 2001, the Investor Shares have not commenced operations.

     Unlike other investment companies which directly acquire and manage their own portfolio of securities, effective November 1, 1999, each Portfolio seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of WT Investment Trust I (the "Series") having the same investment objective, policies and limitations as the Portfolio. The performance of each Portfolio is directly affected by the performance of its corresponding Series. The financial statements of the Series, including their Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolios' financial statements.

     Information presented for periods prior to November 1, 1999 reflects the operating results of predecessor mutual funds (see Note 5).

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Portfolios:

     VALUATION OF INVESTMENT IN SERIES. Valuation of each Portfolio's investment in the Series is based on the underlying securities held by the Series. Each Portfolio is allocated its portion of the Series' securities market value based on its ownership interest in the Series. Valuation of securities held by the Series is discussed in the notes to the Series' financial statements.

     FEDERAL INCOME TAXES. Each Portfolio is treated as a separate entity for Federal income tax purposes and intends to continue qualifying as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all of its taxable and tax-exempt income to its shareholders. Therefore, no Federal income tax provision is required. At June 30, 2001, the Short/Intermediate Bond and Intermediate Bond Portfolios had net tax basis capital loss carryforwards available to offset future capital gains of $747,628 and $308,579, respectively, which will expire as follows:

                                                                             CAPITAL LOSS             EXPIRATION
                                                                             CARRYFORWARD                DATE
                                                                             ------------             ----------
     Wilmington Short/Intermediate Bond Portfolio                               $148,377                  2008
     Wilmington Short/Intermediate Bond Portfolio                                599,251                  2009
     Wilmington Intermediate Bond Portfolio                                      308,579                  2009

     INVESTMENT INCOME. Each Portfolio records its share of the respective Series' income, expenses and realized and unrealized gains and losses daily. Additionally, each Portfolio records its own expenses as incurred.

     DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders of the Portfolios are declared daily from net investment income and paid to shareholders monthly. For the Municipal Bond Portfolio only, the tax-exempt portion of each dividend is determined uniformly, based on the ratio of the Portfolio's tax-exempt and taxable income, if any, for the entire fiscal year. Distributions from net realized gains, if any, will be declared and paid annually. Income and capital gain distributions are determined in accordance with Federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

     DEFERRED ORGANIZATION COSTS. Organization costs incurred by the Intermediate Bond Portfolio have been deferred and are being amortized using the straight-line method over a five-year period beginning on the date it commenced operations.

     USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT SECURITIES TRANSACTIONS. During the fiscal year ended June 30, 2001, the Portfolios made investments in and withdrew investments from the Series as follows:

                                                    SHORT/INTERMEDIATE       INTERMEDIATE              MUNICIPAL
                                                      BOND PORTFOLIO        BOND PORTFOLIO          BOND PORTFOLIO
     Investments in Series                             $22,057,787             $66,204,957            $7,154,892
     Withdrawals from Series                            36,109,356              45,996,354             1,793,712

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Portfolios do not incur an advisory fee directly, but rather indirectly through their investments in the Series. The investment adviser to the Series is Rodney Square Management Corporation ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation ("WTC"). Prior to May 9, 2001, Wilmington Trust Company, a wholly owned subsidiary of WTC, served as investment adviser under identical terms. Advisory fees charged to the Series are discussed in the notes to the Series' financial statements.

     PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., a multi-bank holding company, provides administrative and accounting services to the Fund on behalf of the Portfolios.

     PFPC also serves as transfer agent and dividend disbursing agent of the Fund pursuant to a separate Transfer Agency Agreement with the Fund on behalf of the Portfolios.

     RSMC has agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that will limit annual operating expenses to not more than 0.75% of the average daily net assets of the Municipal Bond Portfolio. This undertaking will remain in place until the Board of Trustees approves its termination. Prior to April 2, 2001, the investment adviser agreed to reimburse certain operation expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that limited annual operating expenses not more than 0.55% of average daily net assets for the Short/Intermediate Bond and the Intermediate Bond Portfolios. The termination of these expense limitations was approved by the Board of Trustees effective April 2, 2001.

5. FUND MERGER. Effective November 1, 1999, the Wilmington Short/Intermediate Bond Portfolio, Wilmington Intermediate Bond Portfolio, and Wilmington Municipal Bond Portfolio (the "Wilmington Portfolios") acquired all of the assets and assumed all of the liabilities of the Rodney Square Short/Intermediate Bond Portfolio, Rodney Square Intermediate Bond Portfolio, and Rodney Square Municipal Bond Portfolio (the "Rodney Square Funds"), respectively, each an open-end investment management company, pursuant to separate Plans of Reorganization (the "Reorganizations"). The shareholders of the Rodney Square Intermediate Bond and Rodney Square Municipal Bond Portfolios received shares of the respective Wilmington Portfolios equal to the number and aggregate net asset value of their shares in the Rodney Square Funds. The shareholders of the Rodney Square Short/Intermediate Bond Portfolio received shares of the Wilmington Short/Intermediate Bond Portfolio equal to the aggregate net asset value of their shares prior to the Reorganizations based on the net asset value per share of the Wilmington Short/Intermediate Bond Portfolio.

     The Reorganizations were treated as non-taxable events and accordingly the Wilmington Portfolios' basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets and net unrealized appreciation (depreciation) of the Rodney Square Funds as of November 1, 1999 were as follows:

                                                                                        NET UNREALIZED
                                                                    NET ASSETS    APPRECIATION (DEPRECIATION)
     Rodney Square Short/Intermediate Bond Portfolio                $90,398,329          $(2,156,402)
     Rodney Square Intermediate Bond Portfolio                      $92,052,608          $(1,216,831)
     Rodney Square Municipal Bond Portfolio                         $15,329,567          $  (296,744)

     The net assets of the Wilmington Short/Intermediate Bond Portfolio prior to the Reorganization were $52,330,738. The Wilmington Intermediate Bond and the Municipal Bond Portfolios had no operations prior to November 1, 1999.

     Effective November 1, 1999, the Wilmington Short/Intermediate Bond Portfolio, formerly known as the WT Short/Intermediate Bond Portfolio, changed its investment objective, policies and limitations to match those of the Rodney Square Short/Intermediate Bond Portfolio. Additionally, the Rodney Square Intermediate Bond and Municipal Bond Portfolios' investment objectives, policies and limitations were identical to those of the respective Wilmington Portfolios. For financial reporting purposes the Rodney Square Funds' operating histories prior to the acquisitions are reflected in the respective financial statements and financial highlights of the Wilmington Portfolios.

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
   REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     To the Shareholders and Trustees of WT Mutual Fund:

     We have audited the accompanying statements of assets and liabilities of Wilmington Short/Intermediate Bond Portfolio, Wilmington Intermediate Bond Portfolio and Wilmington Municipal Bond Portfolio (the "Portfolios") (each a series of WT Mutual Fund) as of June 30, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios at June 30, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                          /s/ ERNST & YOUNG LLP

     Philadelphia, Pennsylvania
     August 3, 2001

WILMINGTON FUNDS -- FIXED INCOME PORTFOLIOS
-------------------------------------------
   NOTICE TO SHAREHOLDERS -- TAX INFORMATION (UNAUDITED)
================================================================================

     Pursuant to Section 852 of the Internal Revenue Code of 1986, as amended, the Municipal Bond Portfolio designates $799,622 as tax-exempt dividends. Also, the Intermediate Bond Portfolio paid a 20% capital gain distribution (from net long-term capital gains) during the fiscal year ended June 30, 2001 as follows:

                                           CAPITAL GAIN            TOTAL 20%
                                             PER SHARE     CAPITAL GAIN DISTRIBUTION
         Intermediate Bond Portfolio          $0.0031              $34,955

     In January 2002, shareholders of the Portfolios will receive Federal income tax information of all distributions paid to their accounts in the calendar year 2001, including any distributions paid between June 30, 2001 and December 31, 2001.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
--------------------------------------------
   ANNUAL REPORT / JUNE 30, 2001


          (The following pages should be read in conjunction with the
                       Portfolios' Financial Statements.)

WT INVESTMENT TRUST I -- FIXED INCOME SERIES / SHORT/INTERMEDIATE BOND SERIES
-----------------------------------------------------------------------------
   INVESTMENTS / JUNE 30, 2001
   (Showing Percentage of Total Value of Net Assets)
================================================================================

                                                                      MOODY'S/S&P       PRINCIPAL        VALUE
                                                                       RATINGS(1)        AMOUNT         (NOTE 2)
                                                                      -----------      ----------    ------------
CORPORATE BONDS -- 47.1%
  BANKS -- 0.6%
      Union Bank Switzerland, New York, 7.25%, 07/15/06                 Aa2, AA        $  800,000    $    834,824
                                                                                                     ------------
  FINANCIAL -- 19.9%
      Abbey National PLC, 6.69%, 10/17/05                              Aa3, AA-           675,000         690,960
      AIG Sunamerica Global Finance, 5.85%, 02/01/06                   AAA, AAA         2,500,000       2,501,433
      Donaldson Lufkin Jenrette, 8.00%, 03/01/05                        A1, AA-         1,500,000       1,596,493
      Equifax, Inc., 6.30%, 07/01/05                                    Baa1, A           300,000         295,149
      First Chicago, 7.63%, 01/15/03                                     A2, A            400,000         415,142
      First Union Corp., 6.82%, 08/01/26                                A2, A-            200,000         203,278
      General Electric Capital Corp., 6.50%, 12/10/07                  Aaa, AAA         2,125,000       2,197,667
      General Electric Capital Corp., 8.13%, 05/15/12                  Aaa, AAA           250,000         277,974
      General Electric Global Insurance, 7.75%, 06/15/30                Aa1, AA           300,000         327,631
      General Motors Acceptance Corp., 7.75%, 01/19/10                   A2, A          1,500,000       1,565,176
      Goldman Sachs Group, 6.65%, 05/15/09                              A1, A+          2,100,000       2,081,583
      Household Finance Corp., 6.50%, 01/24/06                           A2, A          2,500,000       2,533,740
      Household Finance Corp., 5.88%, 02/01/09                           A2, A            600,000         561,858
      JP Morgan Chase & Co., 6.75%, 02/01/11                            A1, A+          2,500,000       2,503,488
      Lehman Brothers Holdings, Inc., 6.63%, 02/05/06                    A3, A          2,325,000       2,355,620
      Lehman Brothers Holdings, Inc., 6.25%, 05/15/06                    A2, A          1,000,000         997,470
      Morgan Stanley Dean Witter, 6.75%, 04/15/11                      Aa3, AA-         3,000,000       2,979,198
      Prudential Insurance Co., Ser. 144A, Sr. Notes, 6.38%, 07/23/06   A2, AA-         1,000,000       1,000,063
      Sprint Capital Corp., 5.70%, 11/15/03                           Baa1, BBB+        1,500,000       1,495,130
      TPSA Finance BV 144A, 7.75%, 12/10/08 (a)                       Baa3, BBB-        1,500,000       1,488,060
                                                                                                     ------------
                                                                                                       28,067,113
                                                                                                     ------------
  INDUSTRIAL -- 21.1%
      Alcan, Inc. Note, 6.45%, 03/15/11                                 A2, A-          1,400,000       1,369,102
      Bausch & Lomb, Inc., 6.38%, 08/01/03                            Baa3, BBB-          950,000         925,165
      Bausch & Lomb, Inc., 6.75%, 12/15/04                            Baa3, BBB-        1,000,000         957,152
      Cendant Corp., 7.75%, 12/01/03                                   Baa1, BBB        1,550,000       1,577,928
      Comcast Cable, 6.20%, 11/15/08                                   Baa2, BBB        1,200,000       1,157,702
      EG & G, Inc., 6.80%, 10/15/05                                    Baa2, A-         1,000,000       1,011,158
      Federated Department Stores Sr. Notes, 8.50%, 06/15/03          Baa1, BBB+          600,000         632,640
      Gap, Inc., 5.63%, 05/01/03                                         A3, A          1,250,000       1,256,701
      Hertz Corp., 8.25%, 06/01/05                                      A3, A-          2,000,000       2,116,302
      Ingersoll-Rand, 6.02%, 02/15/28                                   A3, A-          2,300,000       2,311,810
      International Business Machines Corp., 5.10%, 11/10/03            A1, A+            500,000         502,592
      Kellogg Co., Ser. 144A, 6.00%, 04/01/06                          Baa2, BBB        2,000,000       1,982,094
      Kimberly Clark Corp., 7.10%, 08/01/07                             Aa2, AA         1,000,000       1,057,894
      Praxair, Inc., 6.75%, 03/01/03                                   A3, BBB+         1,000,000       1,024,850
      Procter & Gamble, 6.88%, 09/15/09                                 Aa2, AA         1,000,000       1,037,847
      Raytheon Co., 6.45%, 08/15/02                                   Baa2, BBB-        1,500,000       1,505,259
      Time Warner, Inc., 6.63%, 05/15/29                              Baa1, BBB+          775,000         692,307
      TRW, Inc. Notes, 6.63%, 06/01/04                                 Baa2, BBB        1,500,000       1,508,386
      Tyco International Group S.A., 6.38%, 06/15/05                   Baa1, A-         1,500,000       1,515,236
      Tyco International Group S.A., 6.75%, 02/15/11                   Baa1, A-         1,750,000       1,733,613
      USX Corp., 6.65%, 02/01/06                                       Baa1, BBB        1,000,000       1,015,977

    The accompanying notes are an integral part of the financial statements.

                                                                      MOODY'S/S&P       PRINCIPAL        VALUE
                                                                       RATINGS(1)        AMOUNT         (NOTE 2)
                                                                      -----------      ----------    ------------
      Verizon Global Funding Corp., Ser. 144A, 7.25%, 12/01/10         AAA, AAA        $2,000,000    $  2,030,040
      Wal-Mart Notes, 6.88%, 08/10/09                                   Aa2, AA           700,000         726,287
                                                                                                     ------------
                                                                                                       29,648,042
                                                                                                     ------------
  NATIONAL GOVERNMENT -- 0.7%
      Korea Export - Import Bank, 7.10%, 03/15/07                      Baa2, AA-          900,000         912,237
                                                                                                     ------------
  TELECOMMUNICATIONS -- 1.8%
      GTE Southwest, Ser. 1993B, 6.54%, 12/01/05                        A2, AA-         1,000,000       1,016,261
      Worldcom Inc., 6.50%, 05/15/04                                   A3, BBB+         1,500,000       1,502,771
                                                                                                     ------------
                                                                                                        2,519,032
                                                                                                     ------------
  TRANSPORTATION -- 0.6%
      CSX Corp., 7.90%, 05/01/17                                       Baa2, BBB          800,000         843,652
                                                                                                     ------------
  UTILITIES -- 2.4%
      Empresa Nacional Electric, 7.75%, 07/15/08                       Baa1, A-         1,500,000       1,458,600
      Hawaiian Electric Industry, 6.49%, 06/12/02                      Baa2, BBB          550,000         552,554
      Ohio Power Co., Ser. 1997A, 6.73%, 11/01/04                      Baa1, A-           400,000         409,726
      Oklahoma Gas & Electric, 6.50%, 07/15/17                          A1, A+          1,000,000       1,015,369
                                                                                                     ------------
                                                                                                        3,436,249
                                                                                                     ------------
    TOTAL CORPORATE BONDS
      (COST $65,820,073)                                                                               66,261,149
                                                                                                     ------------
ASSET-BACKED SECURITIES -- 13.8%
      Advanta Mortgage Loan Trust, Ser. 1996-1, C1. A6,
         6.73%, 08/25/23                                               Aaa, AAA           500,000         509,190
      Advanta Mortgage Loan Trust, Ser. 1993-3, C1. A5,
         5.55%, 01/25/25                                               Aaa, AAA            69,849          67,149
      Contimortgage Home Equity Loan Trust, Ser. 1996-1,
         C1. A6, 6.69%, 01/15/16                                       Aaa, AAA           417,894         425,671
      Contimortgage Home Equity Loan Trust, Ser. 1998-2,
         C1. A5, 6.28%, 09/15/16                                       Aaa, AAA         1,300,000       1,320,300
      Contimortgage Home Equity Loan Trust, Ser. 1999-2,
         C1. A4, 6.48%, 07/25/23                                       Aaa, AAA         1,400,000       1,423,455
      Crown Home Equity Loan Trust, Ser. 1996-1,
         C1. A4, 7.15%, 08/25/12                                       Aaa, AAA           789,005         805,014
      First Sierra Equipment Contact Trust, Ser. 1998-1,
         C1. A4, 5.63%, 08/12/04                                       Aaa, AAA         1,435,991       1,450,441
      General Electric Capital Mortgage Services,
         Inc. Ser. 1996-HE2, C1. A5, 7.94%, 06/25/14                   Aaa, N/R         1,000,000       1,036,922
      General Electric Capital Mortgage Services,
         Inc. Ser. 1999-HE1, 6.19%, 01/25/23                           Aaa, N/R         1,200,000       1,211,820
      Green Tree Financial Corp., Ser. 1995-2, C1. A6,
         8.30%, 05/15/26                                               N/R, AAA           925,000         984,184
      Green Tree Home Equity Loan Trust Ser. 1999-D,
         C1. A3, 7.30%, 08/15/18                                       N/R, AAA         2,000,000       2,058,000
      Greenpoint Manufactured Housing, Ser. 1999-1,
         C1. A2, 6.01%, 08/15/15                                       Aaa, AAA         1,000,000       1,014,617
      IMC Home Equity Loan Trust, Ser. 1997-5,
         C1. A7, 6.90%, 01/20/22                                       Aaa, AAA           900,000         915,256

The accompanying notes are an integral part of the financial statements.

                                                                      MOODY'S/S&P       PRINCIPAL        VALUE
                                                                       RATING(1)         AMOUNT         (NOTE 2)
                                                                      -----------      ----------    ------------
      The Money Store Home Equity Trust, Ser. 1992-D2,
         C1. A3, 7.55%, 01/15/18                                       Aaa, AAA        $  638,801    $    637,519
      The Money Store Home Equity Trust, Ser. 1996-B,
         C1. A8, 7.91%, 05/15/24                                       Aaa, AAA           750,000         777,817
      Oakwood Mortgage Investors, Inc., Ser. 1998-B,
         C1. A2, 6.15%, 07/15/11                                       N/R, AAA            85,924          85,899
      Residential Asset Securities Corp., Ser. 2001-KS2,
         Cl. AI3, 5.75%, 08/25/05                                      Aaa, AAA         1,000,000         997,030
      Residential Asset Securities Corp., Ser. 1998-KS3,
         Cl. AI3, 5.91%, 08/25/22                                      Aaa, AAA         1,438,259       1,448,560
      Saxon Asset Securities Trust, Ser. 2000-4, Cl. AF3,
         6.78%, 01/25/16                                               Aaa, N/R         1,000,000       1,022,417
      Vanderbilt Mortgage Finance, Ser. 1999-C, C1. A2,
         7.09%, 11/07/13                                               Aaa, N/R         1,100,000       1,136,890
      Vanderbilt Mortgage Finance, Ser. 1996-A, C1. A3,
         6.85%, 04/07/26                                               Aaa, N/R            58,396          58,497
                                                                                                     ------------
    TOTAL ASSET-BACKED SECURITIES
      (COST $19,059,923)                                                                               19,386,648
                                                                                                     ------------
MORTGAGE-BACKED SECURITIES -- 10.2%
      Federal Home Loan Mortgage Corp. Notes, CMO 2129, 5.75%, 09/15/11                 1,650,000       1,648,795
      Federal Home Loan Mortgage Corp. Notes, 2052PK, 6.00%, 11/15/11                   2,000,000       1,986,180
      Federal Home Loan Mortgage Corp. Notes, Gold 15 Yr., 6.00%, 01/01/13                807,353         796,000
      Federal Home Loan Mortgage Corp. Notes, 2095 PM, 6.00%, 10/15/22                    850,000         848,360
      Federal Home Loan Mortgage Corp. Notes, 1589 N, 6.25%, 04/15/23                   2,500,000       2,543,150
      Federal Home Loan Mortgage Corp. Notes, 2073 PJ, 6.00%, 10/15/23                    500,000         497,495
      Federal National Mortgage Association Notes, 7 Yr Balloon, 6.00%, 01/01/06          205,782         205,847
      Federal National Mortgage Association Notes, 7 Yr Balloon, 6.00%, 02/01/06          178,027         178,082
      Federal National Mortgage Association Notes, 7 Yr Balloon, 6.00%, 02/01/06          271,960         272,045
      Federal National Mortgage Association Notes, Ser. 1996-4, C1. VC, 6.50%, 07/25/02    97,665          98,425
      Federal National Mortgage Association Notes, Ser. 1993-50, C1. D, 6.25%, 07/25/04   400,000         403,800
      Federal National Mortgage Association Notes, Ser. 1998-34, PG, 6.00%, 11/18/17    1,000,000       1,010,130
      Federal National Mortgage Association Notes, Ser. 1996-23, C1. A, 6.50%, 09/25/21 1,100,078       1,113,466
      Federal National Mortgage Association Notes, Ser. 1995-W1, 8.10%, 04/25/25          397,926         404,052
      Federal National Mortgage Association Notes, Ser. 1998-W3, 6.50%, 07/25/28          262,062         264,617
      Federal National Mortgage Association Notes, Ser. 1999-W5, 6.12%, 02/25/29        1,500,000       1,501,047
      Government National Mortgage Association, 30 Yr. Pool 529670, 7.50%, 12/15/23       277,037         284,396
      Government National Mortgage Association, 30 Yr. Pool 529669, 7.50%, 02/15/26       322,442         331,007
                                                                                                     ------------
    TOTAL MORTGAGE-BACKED SECURITIES
      (COST $14,097,227)                                                                               14,386,894
                                                                                                     ------------
U.S. AGENCY OBLIGATIONS-- 14.7%
  FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES -- 5.0%
      Federal Home Loan Mortgage Corp. Notes, 6.88%, 01/15/05                           2,000,000       2,101,954
      Federal Home Loan Mortgage Corp. Notes, 6.63%, 09/15/09                           2,800,000       2,900,022
      Federal Home Loan Mortgage Corp. Notes, 6.88%, 09/15/10                           2,000,000       2,100,880
                                                                                                     ------------
                                                                                                        7,102,856
                                                                                                     ------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES -- 9.7%
      Federal National Mortgage Association Notes, 5.75%, 04/15/03                      2,500,000       2,553,822
      Federal National Mortgage Association Notes, 5.13%, 02/13/04                        558,000         560,641
      Federal National Mortgage Association Notes, 6.50%, 08/15/04                      4,500,000       4,679,410
      Federal National Mortgage Association Notes, 6.00%, 12/15/05                        500,000         510,056

    The accompanying notes are an integral part of the financial statements.

                                                                                       PRINCIPAL         VALUE
                                                                                         AMOUNT        (NOTE 2)
                                                                                       ----------    ------------
      Federal National Mortgage Association Notes, 5.75%, 02/15/08                     $1,000,000    $    995,077
      Federal National Mortgage Association Notes, 6.16%, 07/09/08                      1,275,000       1,277,055
      Federal National Mortgage Association Notes, 6.00%, 09/24/08                        600,000         589,724
      Federal National Mortgage Association Notes, 5.50%, 03/15/11                      1,500,000       1,428,522
      Federal National Mortgage Association Notes, 6.00%, 05/15/11                      1,000,000         988,492
                                                                                                     ------------
                                                                                                       13,582,799
                                                                                                     ------------
    TOTAL U.S. AGENCY OBLIGATIONS
      (COST $20,452,970)                                                                               20,685,655
                                                                                                     ------------
U.S. TREASURY OBLIGATIONS-- 10.7%
  U.S. TREASURY BONDS -- 1.2%
      U.S. Treasury Bonds, 10.38%, 11/15/12 (a)                                           650,000         823,012
      U.S. Treasury Bonds, 7.25%, 05/15/16                                                750,000         853,429
                                                                                                     ------------
                                                                                                        1,676,441
                                                                                                     ------------
  U.S. TREASURY NOTES -- 9.5%
      U.S. Treasury Notes, 5.50%, 01/31/03                                              1,350,000       1,377,018
      U.S. Treasury Notes, 5.25%, 05/15/04                                              3,000,000       3,052,734
      U.S. Treasury Notes, 6.88%, 05/15/06                                              2,000,000       2,156,074
      U.S. Treasury Notes, 7.00%, 07/15/06                                              1,800,000       1,952,885
      U.S. Treasury Notes, 6.50%, 10/15/06                                              3,600,000       3,828,780
      U.S. Treasury Notes, 6.13%, 08/15/07                                              1,000,000       1,049,905
                                                                                                     ------------
                                                                                                       13,417,396
                                                                                                     ------------
    TOTAL U.S. TREASURY OBLIGATIONS
      (COST $14,884,442)                                                                               15,093,837
                                                                                                     ------------
COMMERCIAL PAPER -- 2.2%
      Household Finance Corp., 4.12%, 07/02/01 (COST $3,156,256)                        3,156,256       3,156,256
                                                                                                     ------------
SHORT-TERM INVESTMENT -- 0.6%
      Short-term Investments Held as Collateral for Loaned Securities (COST $1,552,625) (see Note 5)    1,552,625
                                                                                                     ------------
TOTAL INVESTMENTS (COST $139,023,516)+-- 99.3%                                                        140,523,064
OTHER ASSETS AND LIABILITIES, NET-- 0.7%                                                                  281,702
                                                                                                     ------------
NET ASSETS-- 100.0%                                                                                  $140,804,766
                                                                                                     ============

+ The cost for federal income tax purposes. At June 30, 2001, net unrealized appreciation was $1,499,548. This consisted of aggregate gross unrealized appreciation for all securities, in which there was an excess of market value over tax cost, of $1,982,124, and aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over market value, of $482,576.

(1) Although certain securities are not rated (NR) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser. The ratings shown are not audited.

(a)  Security partially or fully on loan (see Note 4).

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I-- FIXED INCOME SERIES / INTERMEDIATE BOND SERIES
----------------------------------------------------------------------
   INVESTMENT / JUNE 30, 2001
   (Showing Percentage of Total Value of Net Assets)
================================================================================

                                                                      MOODY'S/S&P      PRINCIPAL        VALUE
                                                                        RATING(1)        AMOUNT        (NOTE 2)
                                                                      -----------      ----------    ------------
CORPORATE BONDS -- 46.2%
  BANKS -- 2.1%
      First Union Corp., 6.82%, 08/01/26                                A2, A-         $  651,000      $  661,670
      Swiss Bank Corp., New York, 7.00%, 10/15/15                       AAA, AA         1,000,000       1,010,655
      Union Bank Switzerland, New York, 7.25%, 07/15/06                 AA2, AA           600,000         626,118
                                                                                                     ------------
                                                                                                        2,298,443
                                                                                                     ------------
  FINANCIAL -- 18.7%
      Abbey National PLC, 6.69%, 10/17/05                              AA3, AA-         1,100,000       1,126,008
      AIG Sunamerica Global Finance, 5.85%, 02/01/06                   Aaa, AAA         1,375,000       1,375,788
      Alcan Inc., Note, 6.45%, 03/15/11                                 A2, A-          1,300,000       1,271,309
      Donaldson Lufkin Jenrette, 8.00%, 03/01/05                        A1, AA-         1,000,000       1,064,329
      General Electric Capital Corp., 6.50%, 12/10/07                    A2, A          1,500,000       1,551,294
      General Electric Capital Corp., 8.13%, 05/15/12                  Aaa, AAA           700,000         778,327
      General Electric Global Insurance, 7.75%, 06/15/30                AA1, AA         1,600,000       1,747,366
      General Motors Acceptance Corp., 7.75%, 01/19/10                   A2, A          1,250,000       1,304,314
      Goldman Sachs Group, 6.65%, 05/15/09                              A1, A+          1,500,000       1,486,845
      Household Finance Corp., 6.50%, 01/24/06                           A2, A          1,250,000       1,266,870
      Household Finance Corp., 5.88%, 02/01/09                           A2, A          1,800,000       1,685,574
      Lehman Brothers Holdings, Inc., 6.63%, 02/05/06                   A3, A-          1,750,000       1,773,047
      Morgan Stanley Dean Witter, 6.75%, 04/15/11                       AA3, A-         1,500,000       1,489,599
      Prudential Insurance Co., Ser. 144A, Sr. Notes, 6.38%, 07/23/06    A2, A+         1,000,000       1,000,063
      TPSA Finance BV 144A, 7.75%, 12/10/08                           BAA3, BBB-        1,400,000       1,388,856
                                                                                                     ------------
                                                                                                       20,309,589
                                                                                                     ------------
  INDUSTRIAL -- 15.7%
      Akzo Nobel, Inc., 6.00%, 11/15/03                                  A2, A            600,000         605,037
      Bausch & Lomb, Inc., 6.38%, 08/01/03                            BAA3, BBB-          700,000         681,701
      Cendant Corp., 7.75%, 12/01/03                                   BAA1, BBB        1,000,000       1,018,018
      Conoco Inc., 6.95%, 04/15/29                                      A3, A-          1,500,000       1,442,160
      CSX Corp., 7.90%, 05/01/17                                       Baa2, BBB        1,700,000       1,792,761
      Federated Department Stores Sr. Notes, 8.50%, 06/15/03          Baa1, BBB+          400,000         421,760
      Harvard University, 8.13%, 04/15/07                              AAA, AAA           500,000         549,915
      Ingersoll-Rand, 6.02%, 02/15/28                                   A3, N/R         1,000,000       1,005,135
      International Business Machines Corp., 7.00%, 10/30/25            A1, A+          2,400,000       2,397,816
      Kellogg Co., Ser. 144A, 6.00%, 04/01/06                          Baa2, BBB        1,750,000       1,734,332
      Procter & Gamble, 6.88%, 09/15/09                                AA2, AA-         1,500,000       1,556,771
      Raytheon Corp. Notes, 6.45%, 08/15/02                           Baa2, BBB-        1,000,000       1,003,506
      TRW, Inc. Notes, 6.63%, 06/01/04                                 Baa2, BBB        1,400,000       1,407,827
      Tyco International Group S.A., 6.75%, 02/15/11                    Baa1, A         1,000,000         990,636
      Wal-Mart Notes, 6.88%, 08/10/09                                   AA2, A            400,000         415,021
                                                                                                     ------------
                                                                                                       17,022,396
                                                                                                     ------------
  NATIONAL GOVERNMENT -- 0.5%
      Korea Export - Import Bank, 7.10%, 03/15/07                      Baa2, BBB          550,000         557,478
                                                                                                     ------------

    The accompanying notes are an integral part of the financial statements.

                                                                      MOODY'S/S&P      PRINCIPAL        VALUE
                                                                        RATING(1)        AMOUNT        (NOTE 2)
                                                                      -----------      ----------    ------------
  TELECOMMUNICATIONS -- 5.8%
      Comcast Cable, 6.20%, 11/15/08                                   Baa2, BBB       $  600,000    $    578,851
      GTE Southwest, Ser. 1993-B, 6.54%, 12/01/05                      A2, AAA-           500,000         508,131
      Sprint Capital Corp., 5.70%, 11/15/03                             Baa, BB         1,000,000         996,753
      Time Warner Inc., 6.63%, 05/15/29                               Baa1, BBB+        1,500,000       1,339,948
      Verizon Global Funding Corp., Ser. 144A, 7.25%, 12/01/10          A1, A+          1,500,000       1,522,530
      Worldcom, Inc., 6.50%, 05/15/04                                  A3, BBB+         1,400,000       1,402,586
                                                                                                     ------------
                                                                                                        6,348,799
                                                                                                     ------------
  UTILITIES -- 3.4%
      Empresa Nacional Electric, 7.75%,07/15/08                        Baa1, A-         1,500,000       1,458,600
      Hawaiian Electric Industry, 6.49%, 06/12/02                      Baa2, BBB        1,000,000       1,004,644
      Oklahoma Gas & Electric, 6.50%, 07/15/17                          A1, A+          1,250,000       1,269,211
                                                                                                     ------------
                                                                                                        3,732,455
                                                                                                     ------------
    TOTAL CORPORATE BONDS
      (COST $49,842,479)                                                                               50,269,160
                                                                                                     ------------
ASSET-BACKED SECURITIES -- 13.8%
      Advanta Mortgage Loan Trust, Ser. 1993-3, Cl. A5, 5.55%,
         01/25/25                                                      Aaa, AAA           139,697         134,298
      AFC Home Equity Loan Trust, Ser. 1993-1, Cl. A, 5.90%,
         05/20/08                                                      Aaa, AAA           574,392         581,021
      Contimortgage Home Equity Loan Trust, Ser. 1992-2, Cl. A4,
         6.48%, 07/25/23                                               Aaa, AAA         1,000,000       1,016,754
      Crown Home Equity Loan Trust Ser. 1996-1, Cl. A4, 7.15%,
         08/25/12                                                      Aaa, AAA         1,104,607       1,127,020
      Federal National Mortgage Association Notes, Ser. 1995-W1,
         Cl. A6, 8.10%, 04/25/25                                       N/R, N/R           397,926         404,052
      Federal National Mortgage Association Notes, Ser. 1996-23,
         Cl. A6, 6.50%, 09/25/21                                       N/R, N/R           542,292         548,891
      General Electric Capital Mortgage Services, Inc., Ser.
         1997-HE4, Cl. A3, 6.59%, 12/25/12                             Aaa, N/R            70,262          70,227
      General Electric Capital Mortgage Services, Inc., Ser.
         1999-HE1, Cl. A4, 6.19%, 01/25/23                             Aaa, N/R           500,000         504,925
      Green Tree Financial Corp., Ser. 1995-2, Cl. A6, 8.30%,
         05/15/26                                                      Aaa, N/R           400,000         425,593
      Green Tree Home Improvement Loan Trust, Ser. 1996-C, Cl.A4,
         7.80%, 06/15/26                                               Aaa, N/R         1,364,475       1,405,920
      IMC Home Equity Loan Trust, Ser. 1997-5, Cl. A7, 6.90%,
         01/20/22                                                      N/R, N/R           500,000         508,475
      Oakwood Mortgage Investors, Inc., Ser. 1998-B, Cl. A2,6.15%,
         07/15/11                                                      N/R, AAA            66,830          66,810
      Residential Asset Securities Corp., Ser. 2001-KS2,
         Cl. AI3, 5.91%, 08/25/05                                      Aaa, AAA         1,500,000       1,495,545
      Residential Asset Securities Corp., Ser. 1998-KS3,
         Cl. AI3, 5.91%, 08/25/22                                      Aaa, AAA         1,054,724       1,062,277
      Saxon Asset Securities Trust, Ser. 2000-4, Cl. A, 6.78%,
         01/25/16                                                      N/R, N/R         1,500,000       1,533,625
      The Money Store Home Equity, Ser. 1992-D2, Cl. A3, 7.55%,
         01/15/18                                                      Aaa,AAA            415,606         414,771
      The Money Store Home Equity, Ser. 1995-D2, Cl. 5, 8.40%,
         02/15/24                                                      Aaa,AAA            800,000         823,836
      The Money Store Home Equity, Ser. 1996-B, Cl. A8, 7.91%,
         05/15/24                                                      Aaa,AAA          2,000,000       2,074,180
      Vanderbilt Mortgage Finance, Ser. 1998-B, 6.20%, 10/07/12        N/R, N/R           700,000         713,077
      Vanderbilt Mortgage Finance, Ser. 1996-A, Cl. A3, 6.85%,
         04/07/26                                                      Aaa, N/R           116,792         116,994
                                                                                                     ------------
    TOTAL ASSET-BACKED SECURITIES
      (COST $14,822,526)                                                                               15,028,291
                                                                                                     ------------

    The accompanying notes are an integral part of the financial statements.

                                                                                       PRINCIPAL         VALUE
                                                                                         AMOUNT        (NOTE 2)
                                                                                       ----------    ------------
MORTGAGE-BACKED SECURITIES -- 4.6%
      Federal Home Loan Mortgage Corp. Notes, CMO 2129 PE, 5.75%, 09/15/11             $  400,000    $    399,708
      Federal Home Loan Mortgage Corp. Notes, FHR 2052 PK6, 6.00%, 11/15/11             1,000,000         993,090
      Federal Home Loan Mortgage Corp. Notes, Gold 15 Yr., 6.00%, 01/01/13                538,235         530,666
      Federal Home Loan Mortgage Corp. Notes, Ser. 1998-34, Cl. PG, 6.00%, 11/18/17       600,000         606,078
      Federal Home Loan Mortgage Corp. Notes, FHR 2095 PM, 6.00%, 10/15/22                700,000         698,649
      Federal Home Loan Mortgage Corp. Notes, FHR 1589 N, 6.25%, 04/25/23               1,000,000       1,017,260
      Federal Home Loan Mortgage Corp. Notes, 2073 PJ(PAC), 6.00%, 10/15/23               300,000         298,497
      Government National Mortgage Association, 30 Yr. Pool 529670, 7.50%, 12/15/23       223,417         229,352
      Government National Mortgage Association, 30 Yr. Pool 529669, 7.50%, 02/15/26       257,953         264,805
                                                                                                     ------------
    TOTAL MORTGAGE-BACKED SECURITIES
      (COST $4,931,877)                                                                                 5,038,105
                                                                                                     ------------
U.S. AGENCY OBLIGATIONS-- 17.5%
  FEDERAL HOME LOAN MORTGAGE CORPORATION NOTES -- 4.7%
      Federal Home Loan Mortgage Corp. Notes, 6.88%, 01/15/05                           1,300,000       1,366,270
      Federal Home Loan Mortgage Corp. Notes, 7.00%, 07/15/05                           2,000,000       2,113,518
      Federal Home Loan Mortgage Corp. Notes, 6.88%, 09/15/10                           1,500,000       1,575,660
                                                                                                     ------------
                                                                                                        5,055,448
                                                                                                     ------------
  FEDERAL NATIONAL MORTGAGE ASSOCIATION NOTES -- 12.8%
      Federal National Mortgage Association Notes, 5.75%, 04/15/03                      1,000,000       1,021,529
      Federal National Mortgage Association Notes, 6.50%, 08/15/04                      2,500,000       2,599,673
      Federal National Mortgage Association Notes, 6.00%, 12/15/05                      2,700,000       2,754,302
      Federal National Mortgage Association Notes, 5.75%, 02/15/08                        500,000         497,539
      Federal National Mortgage Association Notes, 6.16%, 07/09/08                        500,000         500,806
      Federal National Mortgage Association Notes, 6.38%, 06/15/09                      2,500,000       2,552,282
      Federal National Mortgage Association Notes, 5.50%, 03/15/11                        900,000         857,113
      Federal National Mortgage Association Notes, 6.00%, 05/15/11                        500,000         494,246
      Federal National Mortgage Association Notes, 6.25%, 05/15/29                      2,800,000       2,677,688
                                                                                                     ------------
                                                                                                       13,955,178
                                                                                                     ------------
    TOTAL U.S. AGENCY OBLIGATIONS
      (COST $18,792,435)                                                                               19,010,626
                                                                                                     ------------
U.S. TREASURY OBLIGATIONS-- 15.3%
  U.S. TREASURY BONDS -- 11.2%
      U.S. Treasury Bonds, 9.25%, 02/15/16 (a)                                          1,250,000       1,668,494
      U.S. Treasury Bonds, 7.50%, 11/15/16                                                500,000         582,156
      U.S. Treasury Bonds, 8.88%, 02/15/19                                              2,000,000       2,649,294
      U.S. Treasury Bonds, 8.13%, 08/15/19                                                500,000         622,424
      U.S. Treasury Bonds, 7.13%, 02/15/23                                                850,000         974,415
      U.S. Treasury Bonds, 6.25%, 08/15/23                                                250,000         260,200
      U.S. Treasury Bonds, 6.75%, 08/15/26 (a)                                            700,000         776,617
      U.S. Treasury Bonds, 6.50%, 11/15/26                                                500,000         538,920
      U.S. Treasury Bonds, 6.38%, 08/15/27                                                500,000         531,439
      U.S. Treasury Bonds, 6.13%, 11/15/27                                              3,500,000       3,606,138
                                                                                                     ------------
                                                                                                       12,210,097
                                                                                                     ------------

    The accompanying notes are an integral part of the financial statements.

                                                                                       PRINCIPAL         VALUE
                                                                                         AMOUNT        (NOTE 2)
                                                                                       ----------    ------------
  U.S. TREASURY NOTES -- 4.1%
      U.S. Treasury Notes, 5.25%, 05/15/04                                             $2,200,000    $  2,238,672
      U.S. Treasury Notes, 7.00%, 07/15/06                                                750,000         813,702
      U.S. Treasury Notes, 6.00%, 02/15/26 (a)                                          1,400,000       1,415,898
                                                                                                     ------------
                                                                                                        4,468,272
                                                                                                     ------------
    TOTAL U.S. TREASURY OBLIGATIONS
      (COST $15,580,348)                                                                               16,678,369
                                                                                                     ------------
                                                                                         SHARES
                                                                                       ----------
COMMERCIAL PAPER -- 0.8%
      Household Finance Corp., 4.12%, 07/02/01 (COST $865,932)                            865,932         865,932
                                                                                                     ------------
PREFERRED STOCK -- 0.5%
      ABN AMRO Cap Funding, Ser. B, 7.50% (COST $500,000)                                  20,000         502,000
                                                                                                     ------------
SHORT-TERM INVESTMENT -- 1.0%
      Short-term Investments Held as Collateral for Loaned Securities
          (COST $1,114,188) (see Note 5)                                                                1,114,188
                                                                                                     ------------
TOTAL INVESTMENTS (COST $106,449,785)+-- 99.7%                                                        108,506,671
OTHER ASSETS AND LIABILITIES, NET-- 0.3%                                                                  339,891
                                                                                                     ------------
NET ASSETS-- 100.0%                                                                                  $108,846,562
                                                                                                     ============

+ The cost for federal income tax purposes. At June 30, 2001, net unrealized appreciation was $2,056,886. This consisted of aggregate gross unrealized appreciation for all securities, in which there was an excess of market value over tax cost, of $2,533,619, and aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over market value, of $476,733.

(1) Although certain securities are not rated (NR) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser. The ratings shown are not audited.

(a)  Security partially or fully on loan (see Note 4).

    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I-- FIXED INCOME SERIES / MUNICIPAL BOND SERIES
-------------------------------------------------------------------
   INVESTMENTS / JUNE 30, 2001
   (Showing Percentage of Total Value of Net Assets)
================================================================================

                                                                       MOODY'S/S&P       PRINCIPAL        VALUE
                                                                        RATING(1)         AMOUNT        (NOTE 2)
                                                                      -----------      ----------    ------------
MUNICIPAL BONDS -- 97.3%
  ALABAMA -- 1.1%
      Alabama Housing Fin. Auth. Single Family Mtge. Rev. Bonds,
         Ser. A-1, 5.00%, 10/01/14                                      AAA, NR         $ 250,000   $     247,595
                                                                                                     ------------
  DELAWARE -- 13.0%
      Bethany Beach, DE Gen. Oblig. Rev. Bonds, 9.75%, 11/01/07        AAA, AAA           160,000         210,833
      Bethany Beach, DE Gen. Oblig. Rev. Bonds, 9.75%, 11/01/08        AAA, AAA           180,000         242,980
      Delaware River & Bay Auth. Rev. Bonds, 5.40%, 01/01/14           AAA, AAA           250,000         261,537
      Delaware State Economic Dev. Auth. Poll. Cntrl. Rfg.
         Ref. Rev. Bonds, Ser. 2001C, 4.90%, 05/01/26                  AAA, AAA           250,000         253,175
      Delaware State Economic Dev. Auth. Rev. Bonds
         (Student HSG-Univ. Courtyard), 5.38%, 08/01/11                 NR, AA            250,000         262,275
      Delaware State Economic Dev. Auth. Rev. Bonds
         (Osteopathic Hosp. Assoc.), Ser. 1993A, 6.00%, 01/01/03       AAA. NR            220,000         225,509
      Delaware State Health Fac. Auth. Rev. Ref. Bonds
         (Delaware Medical Center), 7.00%, 10/01/15                    AAA, AAA           425,000         464,776
      Delaware State Housing Auth. Multi-Family Mtge.
         Ref. Rev. Bonds, Ser. 1992D, 6.35%, 07/01/03                   A1, NR            100,000         102,639
      Delaware State Housing Auth. Multi-Family Mtge.
         Ref. Rev. Bonds, Ser. 1992C, 7.25%, 01/01/07                    A1, A            150,000         156,382
      Delaware State Housing Auth. Sr. Home Mtge. Rev.
         Bonds, Ser. 1991 B-1, 6.40%, 12/01/02                          AA3, NR            20,000          20,277
      Delaware State Solid Waste Auth. Rev. Bonds,
         5.80%, 07/01/01                                                 A2, A            500,000         500,000
      Delaware Trans. Auth. Trans. & Del. Turnpike Rev.
         Bonds, 9.00%, 07/01/01                                        AAA, AAA            15,000          15,000
      New Castle County, DE Gen. Oblig. Rev. Bonds,
         5.25%, 10/01/14                                               AA1, AAA           250,000         258,550
                                                                                                     ------------
                                                                                                        2,973,933
                                                                                                     ------------
  DISTRICT OF COLUMBIA -- 2.1%
      Dist. Of Columbia Ref. Rev. Bonds (Howard Univ. Proj.), 5.00%,
         10/01/20                                                      AAA, AAA           500,000         486,080
                                                                                                     ------------
  GEORGIA -- 1.2%
      Private Colleges & Univ. Auth. Rev. Bonds (Emory Univ. Proj.), 5.75%,
         11/01/15                                                       AA1, AA           250,000         270,092
                                                                                                     ------------
  ILLINOIS -- 4.2%
      Cook Kane Lake & McHenry Counties, IL Community
         College Dist. 512, 5.50%, 12/01/17                             AAA, NR           520,000         536,671
      Illinois Educ. Fac. Auth. Rev. Bonds (Northwestern Univ. Proj.),
         5.10%, 11/01/32                                               AA1, AA+           400,000         419,116
                                                                                                     ------------
                                                                                                          955,787
                                                                                                     ------------
  INDIANA -- 1.1%
      Indiana Bond Bank Rev. Bonds, St. Revolving Fd., Ser. B, 5.00%,
         08/01/23                                                       NR, AAA           250,000         239,360
                                                                                                     ------------

    The accompanying notes are an integral part of the financial statements.

                                                                       MOODY'S/S&P       PRINCIPAL        VALUE
                                                                        RATING(1)         AMOUNT        (NOTE 2)
                                                                      -----------      ----------    ------------
  KENTUCKY -- 1.1%
      Jefferson County, KY School Dist. Fin. Corp. School Bldg.
         Rev. Bonds, Ser. A, 5.25%, 07/01/16                           AAA, AAA        $  250,000    $    255,560
                                                                                                     ------------
  MAINE -- 2.4%
      Maine Governmental Fac. Auth. Lease Rent Rev. Bonds, 6.00%,
          10/01/13                                                     AAA, AAA           500,000         552,730
                                                                                                     ------------
  MARYLAND -- 1.8%
      Maryland State Health & Higher Educ. Fac. Rev. Bonds, 5.13%,
          07/01/12                                                     AAA, AAA           400,000         420,420
                                                                                                     ------------
  MASSACHUSETTS -- 5.3%
      Massachusetts State Fed. Highway Grant Ant. Notes, Ser.
         1998B, 5.13%, 12/15/14                                         AA3, NR           350,000         357,129
      Massachusetts State Dev. Fin. Agency Rev. Bond
          (Univ. of MA, Visual & Performing Arts Proj.), 6.00%,
           08/01/16                                                     A1, NR            310,000         341,800
      Sandwich, Massachusetts Rev. Bonds, 5.38%, 08/15/17              AA1, AA-           500,000         517,775
                                                                                                     ------------
                                                                                                        1,216,704
                                                                                                     ------------
  MICHIGAN -- 2.2%
      Belding, MI Area School Dist. Rev. Bonds, 4.95%, 05/01/14        AAA, AAA           500,000         503,660
                                                                                                     ------------
  MINNESOTA -- 1.2%
      Minnesota State Gen. Oblig. Rev. Bonds, 5.00%, 11/01/07          AAA, AAA           250,000         264,665
                                                                                                     ------------
  NEW YORK -- 1.1%
       TSASC Inc., NY TFABS-Ser. 1 Plan Prin 2010, 5.88%, 07/15/15      AA1, A            250,000         263,192
                                                                                                     ------------
  NORTH CAROLINA -- 1.2%
      Charlotte, NC Storm Water Fee Rev. Bonds, 5.60%, 06/01/13        AA2, AA+           250,000         268,767
                                                                                                     ------------
  OHIO -- 6.1%
      Ohio State Building Fac. Auth. Rev. Bonds (Sports Bldg. Fund Proj.),
         Ser. 2001A, 5.50%, 04/01/12                                    AA2, AA           250,000         266,765
      Ohio State Infrastructure Imp. Gen. Oblig. Bonds, 5.75%,
         02/01/14                                                       AA1, AA+          350,000         374,213
      Ohio State Public Fac. Rev. Bonds (Community Mental Health Fac.),
         Ser. 2-A, 5.13%, 06/01/05                                      AA2, AA           715,000         750,914
                                                                                                     ------------
                                                                                                        1,391,892
                                                                                                     ------------
  OREGON -- 2.6%
      Multnomah-Clackamas Counties, OR Centennial School Dist.
         Gen. Oblig. Bonds, 5.50%, 06/15/13                             AAA, NR           550,000         586,635
                                                                                                     ------------
  PENNSYLVANIA -- 12.4%
      Chester County, PA Ind. Dev. Auth. Wastewater Treatment Rev. Bonds
         (Orleans Corp. Proj.), 7.00%, 11/01/06                         NR, NR            510,000         499,372
      Harrisburg, PA Office & Parking Rev. Auth. Bonds
         (Capital Assoc. Proj.), Ser. 1998A, 5.50%, 05/01/05            NR, NR            500,000         491,025
      New Morgan, PA Muni. Auth. Subordinated Office Rev. Bonds,
         Ser. 1999 B, 5.38%, 06/01/03                                   NR, NR            110,000         109,337
      Pennsylvania State Higher Educ. Fac. Auth. Rev. Bonds,
         Ser. 1992A, 6.63%, 08/15/09                                   AAA, AAA           120,000         126,274

    The accompanying notes are an integral part of the financial statements.

                                                                       MOODY'S/S&P       PRINCIPAL        VALUE
                                                                        RATING(1)         AMOUNT        (NOTE 2)
                                                                      -----------      ------------  ------------
      Pennsylvania State Higher Educ. Fac. Auth. Rev. Bonds
         (Philadelphia College of Osteopathic Medicine Proj.),
         5.25%, 12/01/07                                               NR, AAA         $  150,000    $    157,478
      Philadelphia, PA Hospitals & Higher Educ. Fac. Auth. Rev. Bonds
         (Jefferson Health Systems Proj.), Ser. 1997A, 5.50%, 05/15/05 A1, AA-            500,000         521,470
      Pittsburgh, PA Stadium Auth. Lease Rev. Bonds, 6.50%, 04/01/11  AAA, AAA            230,000         254,635
      Westmoreland County, PA Ind. Dev. Auth. Rev. Bonds
         (Landfill Gas Recycling-Lanchester Energy Partners Proj.),
         6.80%, 01/01/05                                               NR, NR             500,000         325,000
      York County, PA Ind. Dev. Auth. Rev. Bonds
         (Fox Ridge Personal Care), Ser. 1989A, 9.50%, 10/01/19         NR, NR            315,000         339,693
                                                                                                     ------------
                                                                                                        2,824,284
                                                                                                     ------------
  PUERTO RICO -- 1.2%
      The Childrens Trust Fund, Puerto Rico, Tobacco Settlement
         Rev. Bonds, 5.75%, 07/01/14                                    AA3, A            250,000         264,243
                                                                                                     ------------
  SOUTH CAROLINA -- 1.1%
      South Carolina Tobacco Settlement Mgmt. Auth.
         Rev. Bonds, Ser. 2001B, 6.00%, 05/15/22                         A1, A            250,000         253,795
                                                                                                     ------------
  TEXAS -- 28.1%
      Coppell, TX Indpt. School Dist. Gen. Oblig. Bonds
         (Zero Coupon Bonds), 0.00%, 08/15/07                           NR, AAA           500,000         384,675
      Galena Park, TX Indpt. School Dist. Gen. Oblig. Bonds, 7.00%,
          08/15/11                                                      AAA, NR           250,000         295,555
      Georgetown, TX, Utility System Ref. Rev. Bonds,
         Ser. 1998A, 4.80%, 08/15/11                                   AAA, AAA           650,000         660,914
      Houston, TX Ref. & Public Imp. Rev. Bonds, Ser. 1999A, 5.25%,
         03/01/13                                                      AA3, AA-           500,000         513,615
      Katy, TX Indpt. School Dist. Gen. Oblig. Bonds, 5.50%, 02/15/15  AAA, AAA           500,000         519,400
      Lower Colorado River, Auth. TX Ref. Rev. Bonds
         (Jr. Lien 4th Supply), 5.25%, 01/01/15                        AAA, AAA           500,000         524,570
      Lubbock, TX Health Fac. Dev. Corp. Rev. Bonds
         (St. Joseph Health Sys.), 5.00%, 07/01/08                     AA3, AA-           350,000         358,040
      Pearland, TX Indpt. School Dist. Schoolhouse Rev. Bonds,
         Ser. 2001A, 5.00%, 02/15/12                                   AAA, AAA           625,000         640,988
      Terrel Hills, TX Higher Educ. Fac. Auth. Rev. Bonds
         (Incarnate World College), 5.75%, 03/15/13                     NR, AAA           600,000         634,050
      Texas A&M University Ref. Rev. Bonds, 5.90%, 05/15/08            AA1, AA+           400,000         413,840
      Texas State Ref. Public Fin. Auth. Gen. Oblig. Bonds,
         Ser. 2001A, 5.50%, 10/01/12                                    AA1, AA           300,000         319,683
      Texas Water Dev. Board Rev. Bonds, St. Revolving Fd-Sr Lien-Ser.
         1998A, 5.25%, 07/15/11                                        AAA, AAA           500,000         522,360
      Texas Water Dev. Board Rev. Bonds, St. Revolving
         Fd-Sr Lien, 6.00%, 07/15/13                                   AAA, AAA           300,000         311,214
      Univ. of Texas Ref. Rev. Bonds, Ser. 1992A, 6.25%, 07/01/13      AAA, AAA            55,000          56,097
      Univ. of Texas Ref. Rev. Bonds, Ser. 1992A, 6.25%, 07/01/13      AAA, AAA            60,000          68,789
      Univ. of Texas Ref. Rev. Bonds, Ser. 1992A, 6.25%, 07/01/13      AAA, AAA            75,000          85,474
      Univ. of Texas Ref. Rev. Bonds, Ser. 1992A, 6.25%, 07/01/13      AAA, AAA            85,000          96,918
                                                                                                     ------------
                                                                                                        6,406,182
                                                                                                     ------------

    The accompanying notes are an integral part of the financial statements.

                                                                       MOODY'S/S&P       PRINCIPAL        VALUE
                                                                        RATING(1)         AMOUNT        (NOTE 2)
                                                                      -----------      ------------   -----------
VIRGINIA -- 6.8%
      Virginia State Housing Dev. Auth. Commonwealth Mtge.
         Rev. Bonds, Ser. 1992C-8, 5.80%, 07/01/04                     AA1, AA+        $  500,000    $    513,280
      Virginia State Trans. Brd. Rev. Bonds
         (US Rte. 58 Corridor dev. Proj.), Ser. 1999B, 5.50%, 05/15/15 AA1, AA          1,000,000       1,050,290
                                                                                                     ------------
                                                                                                        1,563,570
                                                                                                     ------------
    TOTAL MUNICIPAL BONDS
      (COST $21,886,191)                                                                               22,209,146
                                                                                                     ------------
                                                                                          SHARES
                                                                                       ----------
TAX-EXEMPT MUTUAL FUNDS -- 2.5%
      Provident Municipal Tax-Exempt Cash Money Market Fund (COST $579,798)               579,798         579,798
                                                                                                     ------------
TOTAL INVESTMENTS (COST $22,465,989)+-- 99.8%                                                          22,788,944
OTHER ASSETS AND LIABILITIES, NET-- 0.2%                                                                   43,365
                                                                                                     ------------
NET ASSETS-- 100.0%                                                                                  $ 22,832,309
                                                                                                     ============

+ The cost for federal income tax purposes. At June 30, 2001, net unrealized appreciation was $322,955. This consisted of aggregate gross unrealized appreciation for all securities, in which there was an excess of market value over tax cost, of $561,665, and aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over market value, of $238,710.

(1) Although certain securities are not rated (NR) by either Moody's or S&P, they have been determined to be of comparable quality to investment grade securities by the investment adviser at the time of purchase. The ratings shown are not audited.


    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
--------------------------------------------
   FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2001

                                                                            SHORT/
                                                                         INTERMEDIATE  INTERMEDIATE    MUNICIPAL
                                                                             BOND          BOND          BOND
                                                                            SERIES        SERIES        SERIES
                                                                         ------------  ------------   -----------
ASSETS:
Investment in securities, at value*                                      $140,523,064  $108,506,671   $22,788,944
Receivable for contributions                                                  112,640        23,907            --
Dividends and interest receivable                                           1,924,639     1,525,270       379,567
Other assets                                                                      216           428            --
                                                                         ------------  ------------   -----------
Total assets                                                              142,560,559   110,056,276    23,168,511
                                                                         ------------  ------------   -----------
LIABILITIES:
Obligation to return securities lending collateral                          1,552,625     1,114,188            --
Payable for withdrawals                                                       137,595        44,228            --
Payable for investments purchased                                                  --            --       326,011
Accrued advisory fee                                                           41,137        31,881           908
Other accrued expenses                                                         24,436        19,417         9,283
                                                                         ------------  ------------   -----------
Total liabilities                                                           1,755,793     1,209,714       336,202
                                                                         ------------  ------------   -----------
NET ASSETS                                                               $140,804,766  $108,846,562   $22,832,309
                                                                         ============  =============  ===========
* Investments at cost                                                    $139,023,516  $106,449,785   $22,465,989

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS
For the Fiscal Year Ended June 30, 2001

                                                                            SHORT/
                                                                         INTERMEDIATE  INTERMEDIATE    MUNICIPAL
                                                                             BOND          BOND          BOND
                                                                            SERIES        SERIES        SERIES
                                                                         -----------   ------------   -----------
INVESTMENT INCOME:
   Dividends                                                             $        --     $   38,022    $       --
   Interest                                                                9,256,166      6,247,650       964,332
   Securities lending                                                          4,173          5,077            --
                                                                         -----------     ----------    ----------
   Total investment income                                                 9,260,339      6,290,749       964,332
                                                                         -----------     ----------    ----------
EXPENSES:
   Advisory fees                                                             505,219        336,968        65,288
   Administration and accounting fees                                        151,566        101,091        19,586
   Custody fees                                                               17,803         23,148        16,435
   Trustees' fees                                                              3,540          3,540         3,540
   Professional fees                                                          15,872         15,493        15,581
   Other                                                                      21,077         11,777        10,054
                                                                         -----------     ----------    ----------
     Total expenses before fee waivers and expense reimbursements            715,077        492,017       130,484
     Fees waived and expenses reimbursed                                          --             --        (9,884)
                                                                         -----------     ----------    ----------
        Total expenses, net                                                  715,077        492,017       120,600
                                                                         -----------     ----------    ----------
   Net investment income                                                   8,545,262      5,798,732       843,732
                                                                         -----------     ----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments                                          238,502         25,481        94,147
   Net change in unrealized appreciation (depreciation) of investments     5,220,125      3,100,062       460,782
                                                                         -----------     ----------    ----------
   Net gain on investments                                                 5,458,627      3,125,543       554,929
                                                                         -----------     ----------    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $14,003,889     $8,924,275    $1,398,661
                                                                         ===========     ==========    ==========

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2001

                                                                            SHORT/
                                                                         INTERMEDIATE  INTERMEDIATE    MUNICIPAL
                                                                             BOND          BOND          BOND
                                                                            SERIES        SERIES        SERIES
                                                                         ------------  ------------   -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                                 $  8,545,262  $  5,798,732   $   843,732
   Net realized gain on investments                                           238,502        25,481        94,147
   Net change in unrealized appreciation (depreciation) of investments      5,220,125     3,100,062       460,782
                                                                         ------------  ------------   -----------
Net increase in net assets resulting from operations                       14,003,889     8,924,275     1,398,661
                                                                         ------------  ------------   -----------
Transactions in beneficial interest:
   Contributions                                                           22,057,787    66,204,957     7,154,892
   Withdrawals                                                            (36,109,356)  (45,996,354)   (1,793,712)
                                                                         ------------  ------------   -----------
Net increase (decrease) in net assets from
   transactions in beneficial interest                                    (14,051,571)   20,208,603     5,361,180
                                                                         ------------  ------------   -----------
Total increase (decrease) in net assets                                       (47,682)   29,132,878     6,759,841
NET ASSETS:
   Beginning of year                                                      140,852,448    79,713,684    16,072,468
                                                                         ------------  ------------   -----------
   End of year                                                           $140,804,766  $108,846,562   $22,832,309
                                                                         ============  ============   ===========

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Fiscal Year Ended June 30, 2000

                                                                            SHORT/
                                                                         INTERMEDIATE  INTERMEDIATE    MUNICIPAL
                                                                             BOND          BOND          BOND
                                                                            SERIES        SERIES(1)     SERIES(1)
                                                                         ------------  ------------    ----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income                                                $  6,795,315  $  3,615,253    $   490,539
   Net realized loss on investments                                         (887,945)     (334,050)       (72,797)
   Net change in unrealized appreciation (depreciation) of investments    (3,026,072)      173,655        158,917
                                                                        ------------  ------------    -----------
Net increase in net assets resulting from operations                       2,881,298     3,454,858        576,659
                                                                        ------------  ------------    -----------
Transactions in beneficial interest:
   Contributions                                                         101,315,289  $103,567,009     16,838,241
   Withdrawals                                                           (28,619,545)  (27,308,183)    (1,342,432)
                                                                        ------------  ------------    -----------
Net increase in net assets from transactions
   in beneficial interest                                                 72,695,744    76,258,826     15,495,809
                                                                        ------------  ------------    -----------
Total increase in net assets                                              75,577,042    79,713,684     16,072,468
NET ASSETS:
   Beginning of period                                                    65,275,406            --             --
                                                                        ------------  ------------    -----------
   End of period                                                        $140,852,448  $ 79,713,684    $16,072,468
                                                                        ============  ============    ===========

(1) For the Period November 1, 1999 (commencement of operations) through June 30, 2000.


    The accompanying notes are an integral part of the financial statements.

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
--------------------------------------------
   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. DESCRIPTION OF THE TRUST. Short/Intermediate Bond Series, Intermediate Bond Series, and Municipal Bond Series (the "Series") are series of WT Investment Trust I (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as an open-end investment management company and was organized as a Delaware business trust on January 23, 1997. The Declaration of Trust permits the Trustees to establish additional series, each of which is a separate class of shares. These financial statements and related notes pertain only to the Series. Information regarding other series of the Trust are contained in separate reports to their investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Series:

     SECURITY VALUATION. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day, or, if there is no such reported sale, securities are valued at the mean between the most recent quoted bid and ask prices. Price information for listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent bid prices. Current market prices are generally not available for municipal securities; current market prices may also be unavailable for other types of fixed-income securities held by the Series. To determine the value of those securities, the Series may use a pricing service that takes into account not only developments related to the specific securities, but also transactions in comparable securities. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value.

     FEDERAL INCOME TAXES. Each Series is treated as a partnership entity for Federal income tax purposes. Any interest, dividends and gains or losses of the Series will be deemed to have been "passed through" to each partner. Accordingly, no tax provision is recorded for the Series.

     INVESTMENT INCOME ALLOCATION. All of the net investment income and realized and unrealized gains and losses from security transactions are allocated pro rata among the investors in the Series on a daily basis.

     OTHER. Investment security transactions are accounted for on a trade date basis. Each Series uses the specific identification method for determining realized gain and loss on investments for both financial and Federal income tax reporting purposes. Common expenses of the Trust are allocated on a pro rata basis among the series based on relative net assets.

     USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES. Rodney Square Management Corp. ("RSMC"), a wholly owned subsidiary of Wilmington Trust Corporation ("WTC"), serves as investment adviser to each Series. For its services, RSMC receives a fee of 0.35% of each Series' first $1 billion of average daily net assets; 0.30% of each Series' next $1 billion of average daily net assets; and 0.25% of each Series' average daily net assets in excess of $2 billion. Prior to May 9, 2001, Wilmington Trust Company, an affiliate of RSMC, provided advisory services to the Series under substantially similar terms.

     Effective November 1, 1999 and May 9, 2001, Wilmington Trust Company and RSMC, respectively, agreed to reimburse certain fund expenses in an amount that limit annual operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to not more than 0.75% of the average daily net assets of the Municipal Bond Series. This undertaking will remain in place until the Board of Trustees approves its termination. Prior to April 2, 2001, the investment adviser agreed to reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) in an amount that limited operating expenses to not more than 0.55% of average daily net assets for the Short/Intermediate Bond and the Intermediate Bond Series. The termination of these expense limitations was approved by the Board of Trustees effective April 2, 2001.

     PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., a multi-bank holding company, provides administrative and accounting services to the Trust.

     Wilmington Trust Company serves as custodian to the Trust and PFPC Trust Company serves as sub-custodian to the Trust.

4. SECURITIES LENDING AGREEMENT. Short/Intermediate Bond Series and Intermediate Bond Series may lend their securities pursuant to a security lending agreement ("Lending Agreement") with PFPC Trust Company. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 100% of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Series and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Series and, as such, the Series are liable for investment losses. PFPC Trust Company and the borrower retain a portion of the earnings from the collateral investments, with the remainder being retained by the Series. The Series records securities lending income net of such allocations.

     In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, PFPC Trust Company has agreed to pay the amount of the shortfall to the Series, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by PFPC Trust Company, realization and/or retention of the collateral may be subject to legal proceedings.

     At June 30, 2001, the market value of securities on loan for the Short/Intermediate Bond and Intermediate Bond Series was $1,506,168 and $1,068,143, respectively, and the market value of the related collateral was $1,552,625 and $1,114,188, respectively.

5. INVESTMENT SECURITIES. During the fiscal year ended June 30, 2001, purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                            SHORT/INTERMEDIATE  INTERMEDIATE       MUNICIPAL
                                                                BOND SERIES      BOND SERIES      BOND SERIES
                                                            -------------------------------------------------
     Purchases                                                $123,770,096      $100,193,035      $12,765,005
     Sales                                                     119,377,147        66,401,729        6,452,008

6. FINANCIAL HIGHLIGHTS.

                                                                 FOR THE FISCAL YEARS ENDED JUNE 30,
                                                    2001           2000         1999          1998         1997(2)
                                                   ---------------------------------------------------------------
SHORT/INTERMEDIATE BOND SERIES
   Total Return                                    10.26%          4.23%         N/A           N/A          N/A
   Ratios to Average Net Assets:
      Expenses:
         Including expense limitations              0.50%          0.47%         0.41%         0.45%        0.42%*
         Excluding expense limitations              0.50%          0.51%         0.63%         0.53%        0.52%*
      Net investment income                         5.92%          5.94%         5.39%         5.68%        5.88%*
   Portfolio Turnover Rate                            88%            47%           34%          236%          52%

                                                                                       FOR THE PERIOD
                                                                      FOR THE FISCAL  NOVEMBER 1, 1999(1)
                                                                        YEAR ENDED        THROUGH
                                                                      JUNE 30, 2001     JUNE 30, 2000
                                                                  ---------------------------------------
INTERMEDIATE BOND SERIES
   Total Return                                                            10.19%            4.00%**
   Ratios to Average Net Assets:
      Expenses                                                              0.51%            0.49%*
      Net investment income                                                 6.02%            6.30%*
   Portfolio Turnover Rate                                                    73%              53%

                                                                                        FOR THE PERIOD
                                                                       FOR THE FISCAL  NOVEMBER 1, 1999(1)
                                                                         YEAR ENDED         THROUGH
                                                                        JUNE 30, 2001    JUNE 30, 2000
                                                                  ---------------------------------------
MUNICIPAL BOND SERIES
   Total Return                                                             8.05%            3.70%**
   Ratios to Average Net Assets:
      Expenses
         Including expense limitations                                      0.65%            0.61%*
         Excluding expense limitations                                      0.70%            0.61%*
      Net investment income                                                 4.52%            4.77%*
   Portfolio Turnover Rate                                                    36%              50%

     *    Annualized.
     **   Not annualized.
     (1)  Commencement of operations.
     (2) For the period March 1, 1997 (commencement of operations) through June 30, 1997.
     N/A  Not available

WT INVESTMENT TRUST I -- FIXED INCOME SERIES
--------------------------------------------
   REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Beneficial Interest Holders of WT Investment Trust I:

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Short/Intermediate Bond Series, Intermediate Bond Series and Municipal Bond Series (the "Series") (each a series of WT Investment Trust I) as of June 30, 2001, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Series' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Series at June 30, 2001, the results of their operations for the year then ended and the changes in their net assets for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                               ERNST & YOUNG LLP

Philadelphia, Pennsylvania
August 3, 2001